As filed with the Securities and Exchange Commission on February 19, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)

Robert Conti, Chief Executive Officer
Neuberger Berman Advisers Management Trust
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Jeffrey S. Puretz, Esq.

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006
(Names and Addresses of agents for service)

Registrant’s Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.          REPORTS TO SHAREHOLDERS

The following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Balanced Portfolio

I Class Shares
Annual Report
December 31, 2012

B1014 02/13

Balanced Portfolio Commentary (Unaudited)

The Neuberger Berman Advisors Management Trust (AMT) Balanced Portfolio posted a 9.34% total return for the fiscal year ended December 31, 2012. The Portfolio's equity component underperformed the Russell Midcap® Growth Index while its fixed income component outperformed the Barclays 1-3 Year U.S. Government/Credit Index for the same period.

Equities

The down-to-the-wire fiscal cliff negotiations and resulting deal were a fitting end to a year plagued by political acrimony and economic uncertainty. While the hard fought, but ultimately underwhelming, compromise does address several pertinent tax and entitlement issues, we believe this "not so grand bargain" falls far short of addressing the broader issues around our country's debt ceiling, budget imbalance and credit rating. From our perspective, the risk was never really about going over the cliff, but rather the failure to reach a comprehensive and forward-thinking solution in a reasonable period of time. Unfortunately, that risk still remains.

While confidence may have ebbed a bit during the year, consumer resiliency and sustainable gains in housing remained bright spots. With fiscal austerity looming, in our assessment the clear prescription for a healthier economy remains a rebound in corporate spending. However, ongoing concerns around the health of Europe's economies, China's growth engine and our government's fiscal game of chicken continue to foster a sub-optimal level of capital reinvestment that could risk competitiveness.

Setting aside the dysfunctional nature of Congress and the seemingly perpetual "walls of worry," it's important to remember that 2012 actually hosted a positive environment for equities. Highlighted by attractive valuations, solid earnings and efficient bottom-lines, the market rewarded the patience of domestic equity investors with attractive returns overall.

For the year as a whole, stock selection was the main driver of the Portfolio's equity segment's underperformance versus the Russell benchmark. With a "shoot first, ask questions later" mentality, we feel the market adopted an over reactionary stance to any fundamental softening.

The leading contributor to equity performance was SBA Communications, an owner and operator of wireless communications towers. SBA benefited from strong top-line growth and better than expected guidance. A few health care names were also top contributors, including Catalyst Health Solutions, a provider of pharmacy benefit management services, which stood out as it agreed to be acquired by another portfolio holding, SXC Health Solutions (which was later renamed Catamaran Corp. after the merger was completed), and Alexion Pharmaceuticals, a biotech company focused on rare, life-threatening disease states that was rewarded for its successful international rollout and positive early stage testing for new drug indications.

Within Information Technology, a strong contribution came from Trimble Navigation, a provider of advanced positioning and resource management solutions that delivered efficiency gains and encouraging guidance during the fourth quarter.

However, Information Technology was also the source of three leading detractors from performance. Finisar Corporation, a provider of data network optical subsystems and components, lagged as an anticipated rebound in telecommunication spending failed to materialize. QLIK Technologies and Informatica Corporation, both business intelligence/information data companies, were negatively impacted by poor execution and concerns over Europe's economic crisis.

Within Consumer Discretionary, PVH Corp., an apparel company with various owned and licensed brands, delivered solid international results and a well-received acquisition of another portfolio holding, Warnaco Group. Unfortunately, this positive couldn't offset underperformance from other Consumer Discretionary names such as Vera Bradley, a designer and retailer of handbags and accessories that was plagued by poor execution, Chipotle Mexican Grill, an operator of over 1,200 restaurants, which tempered future guidance and proposed an unexpected change in

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organizational structure, and Gentex Corporation, a supplier of camera-based features and specialty rear-view mirrors that was negatively impacted by delays in the implementation of a mandate requiring cars to have back-up cameras.

With the exception of Informatica, we sold all the aforementioned detractors during the year.

Based on our expectations for 2013, our current view is that we are likely to remain overweighted in Industrials, Information Technology and Telecommunication Services and underweighted in Consumer Discretionary, Consumer Staples and Materials.

As we look ahead into the New Year, we just can't quite shake that feeling of déjà vu. We are once again faced with dire deadlines complicated by substantial ideological differences, an acrimonious political environment and an appalling disregard for effective political compromise. While the confidence and market gains from the fiscal cliff deal may prove fleeting, we feel it is important to remember a lesson of 2012—don't underestimate the resiliency of both our economy and the financial markets. We believe valuations are reasonable at this time and that higher-quality companies offering competitive attributes, along with compelling top-line growth that efficiently translates through to the bottom line, may well be rewarded by a market seeking positive differentiation. To that end, and in spite of the uncertainty that lies ahead, we remain cautiously optimistic that 2013 can be another positive year for mid-cap equities.

Fixed Income

Shifting investor sentiment due to mixed economic data, the European sovereign debt crisis and uncertainties regarding future central bank policy resulted in periods of market volatility during the year. However, investors who took on greater risk were generally rewarded. While there were several setbacks in the non-Treasury market, these proved to be only temporary in nature, as demand was typically strong from investors looking to generate incremental yield. Also supporting non-Treasuries were actions taken by the Federal Reserve (Fed) to stimulate the economy. In September 2012, the Fed introduced a third round of quantitative easing (QE3). At its final meeting of the year in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (MBS) as well as $45 billion per month of longer-term Treasuries. The Fed also announced that it would keep the federal funds rate on hold as long as the unemployment rate remained above 6.5% and that inflation remained "no more than a half percentage point above the Committee's 2.0% longer-run goal."

The Portfolio's fixed income segment's overweight to non-Treasuries versus the benchmark was the largest driver of its outperformance during the reporting period. The largest contributor to results was the Portfolio's exposure to non-agency MBS, followed by allocations to commercial mortgage-backed securities (CMBS) and investment grade corporate bonds. Within the investment grade corporate bond market, our holdings in the financials subsector was the most beneficial. Elsewhere, the Portfolio's defensive yield curve positioning was rewarded. Detracting slightly from results was the Portfolio's zero allocation to agency debt securities, as they outperformed equal-duration Treasuries.

There were several adjustments made to the Portfolio from a sector perspective during the reporting period. We reduced our exposure to non-agency MBS to capture profits and pare the Portfolio's overall risk exposure. Our allocation to agency MBS was also reduced. In contrast, we increased the allocation to corporate bonds, primarily by taking advantage of opportunities in the new issue market.

The ultimate resolution of the fiscal cliff-related government spending cuts and the raising of the debt ceiling remain wild cards for the U.S. economy in 2013. It's now clear that the grand bargain scenario for the fiscal cliff was wishful thinking and angst regarding the debt ceiling appears likely. As such, it may be some time before we have total clarity on these issues. Regardless of how they play out, certain taxes are increasing and government spending cuts will occur. Both of these factors will weigh on the economy in 2013. Nonetheless, while it is difficult to project with complete confidence, it is our belief that the U.S. economy will continue to modestly expand in 2013.

As we saw during much of 2012, a relatively weak economic backdrop doesn't necessarily mean the fixed income markets will perform poorly in 2013. In fact, at present we believe the spread sectors will generally post positive results in 2013.

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Given our view that we will have a prolonged period of low interest rates, we believe that spread sector demand will remain solid, albeit punctuated by periods of risk aversion. Given the magnitude of spread tightening since the credit crisis, we currently believe that spread sector returns in 2013 will probably not be as robust as in recent years. However, we anticipate maintaining our long-held strategy of overweighting the spread sectors, as we feel it is a prudent approach for long-term investors.

Sincerely,

KENNETH J. TUREK, THOMAS SONTAG
MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

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Balanced Portfolio (Unaudited)
PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	6.7%
Common Stock	59.0
Corporate Debt	14.0
Mortgage-Backed Securities	6.8
U.S. Treasury Securities	13.0
Short-Term Investments	0.4
Cash, receivables and other assets, less liabilities	0.1
Total	100.0%
PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2012
	Date	1 Year	5 Years	10 Years	Life of Fund
Balanced Portfolio Class I	02/28/1989	9.34%	–0.77%	5.50%	6.49%
Barclays 1-3 Year U.S. Government/Credit Index1,2		1.26%	2.88%	3.13%	5.46%
Russell Midcap® Growth Index1,2		15.81%	3.23%	10.32%	9.99%
Russell Midcap® Index1,2		17.28%	3.57%	10.65%	11.10%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

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Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the Credit Index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

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Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO
Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12
Class I	$1,000.00	$1,022.30	$9.40
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.84	$9.37

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

6

Schedule of Investments Balanced Portfolio
NUMBER OF SHARES		VALUE†
Common Stocks (59.0%)
Aerospace & Defense (2.0%)
2,000	BE Aerospace, Inc.	$98,800 *
1,702	HEICO Corp.	76,182
600	Precision Castparts Corp.	113,652
		288,634
Beverages (0.4%)
1,000	Beam, Inc.	61,090
Biotechnology (2.6%)
1,500	Alexion Pharmaceuticals, Inc.	140,715 *
1,500	ARIAD Pharmaceuticals, Inc.	28,770 *
500	BioMarin Pharmaceutical, Inc.	24,625 *
1,250	Cepheid, Inc.	42,262 *
1,500	Cubist Pharmaceuticals, Inc.	63,090 *
850	Medivation, Inc.	43,486 *
500	Onyx Pharmaceuticals, Inc.	37,765 *
		380,713
Building Products (0.6%)
2,750	Fortune Brands Home & Security, Inc.	80,355 *
Capital Markets (1.4%)
1,000	Affiliated Managers Group, Inc.	130,150 *
2,000	Raymond James Financial, Inc.	77,060
		207,210
Chemicals (1.6%)
1,500	Airgas, Inc.	136,935
1,200	Ashland, Inc.	96,492
		233,427
Commercial Services & Supplies (1.5%)
1,000	Clean Harbors, Inc.	55,010 *
1,800	Stericycle, Inc.	167,886 *
		222,896
Communications Equipment (0.7%)
1,500	Aruba Networks, Inc.	31,125 *
750	F5 Networks, Inc.	72,863 *
		103,988
Containers & Packaging (0.3%)
1,000	Packaging Corp. of America	38,470
Distributors (0.2%)
1,350	LKQ Corp.	28,485 *
NUMBER OF SHARES		VALUE†
Diversified Financial Services (0.7%)
800	IntercontinentalExchange, Inc.	$99,048 *
Diversified Telecommunication Services (0.3%)
2,000	tw telecom, Inc.	50,940 *
Electrical Equipment (3.0%)
4,500	AMETEK, Inc.	169,065
1,250	Generac Holdings, Inc.	42,887
1,450	Roper Industries, Inc.	161,646
1,750	Sensata Technologies Holding NV	56,840 *
		430,438
Electronic Equipment, Instruments & Components (1.2%)
3,000	Trimble Navigation Ltd.	179,340 *
Energy Equipment & Services (1.9%)
1,200	Cameron International Corp.	67,752 *
450	Core Laboratories NV	49,189
1,000	Oceaneering International, Inc.	53,790
1,500	Oil States International, Inc.	107,310 *
		278,041
Food & Staples Retailing (1.3%)
1,100	PriceSmart, Inc.	84,755
1,150	Whole Foods Market, Inc.	105,030
		189,785
Health Care Equipment & Supplies (1.7%)
650	Cooper Cos., Inc.	60,112
500	Edwards Lifesciences Corp.	45,085 *
200	Intuitive Surgical, Inc.	98,074 *
2,000	Volcano Corp.	47,220 *
		250,491
Health Care Providers & Services (1.6%)
3,000	Catamaran Corp.	141,330 *
800	DaVita HealthCare Partners, Inc.	88,424 *
		229,754
Health Care Technology (1.0%)
1,850	Cerner Corp.	143,634 *
Hotels, Restaurants & Leisure (0.9%)
750	Buffalo Wild Wings, Inc.	54,615 *
1,250	Starwood Hotels & Resorts Worldwide, Inc.	71,700
		126,315
See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Household Products (0.8%)
2,100	Church & Dwight Co., Inc.	$112,497
Internet & Catalog Retail (0.4%)
950	Expedia, Inc.	58,378
Internet Software & Services (1.7%)
2,100	Liquidity Services, Inc.	85,806	*
2,250	Rackspace Hosting, Inc.	167,107	*
		252,913
IT Services (1.8%)
750	Alliance Data Systems Corp.	108,570	*
1,450	Cognizant Technology Solutions Corp. Class A	107,372	*
750	Teradata Corp.	46,418	*
		262,360
Life Sciences Tools & Services (0.8%)
2,000	Illumina, Inc.	111,180	*
Machinery (1.6%)
400	Cummins, Inc.	43,340
2,750	Donaldson Co., Inc.	90,310
1,550	Pall Corp.	93,403
		227,053
Media (1.2%)
2,000	AMC Networks, Inc. Class A	99,000	*
1,300	Discovery Communications, Inc. Class A	82,524	*
		181,524
Metals & Mining (0.2%)
500	Carpenter Technology Corp.	25,815
Multiline Retail (0.6%)
2,150	Dollar Tree, Inc.	87,204	*
Oil, Gas & Consumable Fuels (1.8%)
2,350	Cabot Oil & Gas Corp.	116,889
550	Concho Resources, Inc.	44,308	*
4,150	Denbury Resources, Inc.	67,230	*
1,000	Oasis Petroleum, Inc.	31,800	*
		260,227
Pharmaceuticals (0.6%)
850	Perrigo Co.	88,426

NUMBER OF SHARES		VALUE†
Professional Services (1.6%)
1,250	Advisory Board Co.	$58,488	*
400	Towers Watson & Co. Class A	22,484
3,000	Verisk Analytics, Inc. Class A	153,000	*
		233,972
Real Estate Management & Development (0.7%)
1,300	Jones Lang LaSalle, Inc.	109,122
Road & Rail (1.8%)
650	Canadian Pacific Railway Ltd.	66,053
2,000	J.B. Hunt Transport Services, Inc.	119,420
950	Kansas City Southern	79,306
		264,779
Semiconductors & Semiconductor Equipment (1.7%)
1,500	Altera Corp.	51,660
3,500	Avago Technologies Ltd.	110,810
2,700	Cavium, Inc.	84,267	*
		246,737
Software (5.4%)
1,750	ANSYS, Inc.	117,845	*
1,950	Aspen Technology, Inc.	53,898	*
1,500	Citrix Systems, Inc.	98,625	*
650	Concur Technologies, Inc.	43,888	*
1,900	Informatica Corp.	57,608	*
1,850	MICROS Systems, Inc.	78,514	*
1,550	Red Hat, Inc.	82,088	*
700	Salesforce.com, Inc.	117,670	*
1,250	Splunk, Inc.	36,275	*
2,100	TIBCO Software, Inc.	46,221	*
500	Ultimate Software Group, Inc.	47,205	*
		779,837
Specialty Retail (5.3%)
1,400	Cabela's, Inc.	58,450	*
2,400	Dick's Sporting Goods, Inc.	109,176
1,300	DSW, Inc. Class A	85,397
1,050	O'Reilly Automotive, Inc.	93,891	*
950	PetSmart, Inc.	64,923
1,500	Ross Stores, Inc.	81,225
1,150	Tractor Supply Co.	101,614
2,550	Urban Outfitters, Inc.	100,368	*
1,750	Williams-Sonoma, Inc.	76,597
		771,641
Textiles, Apparel & Luxury Goods (1.6%)
700	Lululemon Athletica, Inc.	53,361	*
1,100	PVH Corp.	122,111
1,250	Under Armour, Inc. Class A	60,662	*
		236,134
See Notes to Schedule of Investments

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NUMBER OF SHARES		VALUE†
Thrifts & Mortgage Finance (0.5%)
2,250	Ocwen Financial Corp.	$77,828	*
Trading Companies & Distributors (1.8%)
2,500	Fastenal Co.	116,725
1,200	MSC Industrial Direct Co., Inc. Class A	90,456
1,100	United Rentals, Inc.	50,072	*
		257,253
Wireless Telecommunication Services (2.2%)
1,850	Crown Castle International Corp.	133,496	*
2,600	SBA Communications Corp. Class A	184,652	*
		318,148
	Total Common Stocks (Cost $6,019,793)	8,586,082
See Notes to Schedule of Investments

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PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (13.0%)
$715,000	U.S. Treasury Notes, 2.13%, due 11/30/14	$740,360
825,000	U.S. Treasury Notes, 0.25%, due 2/28/14 — 12/15/15	825,044
320,000	U.S. Treasury Notes, 0.38%, due 11/15/15	320,300
10,000	U.S. Treasury Notes, 1.25%, due 8/31/15	10,243
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,905,699)	1,895,947
Mortgage-Backed Securities (6.8%)
Adjustable Mixed Balance (2.2%)
163,010	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.96%, due 5/25/34	157,321	µ
173,858	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.71%, due 11/25/35	151,455	µ
9,216	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.34%, due 6/19/34	8,730	µ
		317,506
Commercial Mortgage-Backed (2.5%)
56,003	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	56,140
12,178	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.74%, due 3/15/49	12,873	µ
12,726	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	13,065	µ
82,973	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	84,354	ñ
50,595	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	52,105	ñ
86,964	Morgan Stanley Capital I, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	89,350
5,682	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.31%, due 12/15/44	5,680	µ
50,016	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	51,265	ñ
		364,832
Mortgage-Backed Non-Agency (0.8%)
76,065	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	78,631	ñ
39,769	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	42,595	ñ
		121,226
Fannie Mae (0.7%)
86,075	Pass-Through Certificates, 4.50%, due 4/1/39	93,009
Freddie Mac (0.6%)
85,270	Pass-Through Certificates, 4.50%, due 11/1/39	91,503
	Total Mortgage-Backed Securities (Cost $1,013,814)	988,076
Corporate Debt Securities (14.0%)
Aerospace & Defense (0.1%)
10,000	United Technologies Corp., Senior Unsecured Notes, 1.20%, due 6/1/15	10,143
Banks (3.6%)
90,000	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	92,679
35,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	35,246
155,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.88%, due 3/20/15	157,787
125,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	127,153
See Notes to Schedule of Investments

10

PRINCIPAL AMOUNT		VALUE†
$75,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	$75,695
45,000	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	45,658
		534,218
Beverages (0.6%)
75,000	Anheuser-Busch Cos., LLC, Guaranteed Unsecured Notes, 4.95%, due 1/15/14	78,356
10,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 0.80%, due 7/15/15	10,026
5,000	Heineken NV, Senior Notes, 0.80%, due 10/1/15	5,009	ñ
		93,391
Commercial Services (0.3%)
35,000	ERAC USA Finance LLC, Guaranteed Notes, 2.25%, due 1/10/14	35,357	ñ
10,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	10,067	ñ
		45,424
Diversified Financial Services (3.4%)
85,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	86,535
45,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	45,483
45,000	Caterpillar Financial Services Corp., Senior Unsecured Notes, 1.65%, due 4/1/14	45,652
150,000	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	154,070
35,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	35,092	ñ
50,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	50,220
80,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	80,536
		497,588
Food (0.1%)
15,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	15,266	ñ
Insurance (0.4%)
50,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	50,563
Internet (0.2%)
35,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	34,979
Media (1.9%)
95,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	101,433
90,000	NBC Universal Media LLC, Senior Unsecured Notes, 2.10%, due 4/1/14	91,647
75,000	Time Warner Cable, Inc., Guaranteed Notes, 3.50%, due 2/1/15	79,211
		272,291
Mining (0.2%)
25,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	25,301
Oil & Gas (0.5%)
50,000	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	51,039
15,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	15,012
		66,051
Pharmaceuticals (0.9%)
90,000	AbbVie, Inc., Guaranteed Notes, 1.20%, due 11/6/15	90,601	ñ
30,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	30,560	ñ
15,000	McKesson Corp., Senior Unsecured Notes, 0.95%, due 12/4/15	15,021
		136,182
See Notes to Schedule of Investments

11

PRINCIPAL AMOUNT		VALUE†
Pipelines (0.4%)
$20,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	$20,123
30,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	30,170
		50,293
Retail (0.4%)
55,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	57,544
Telecommunications (1.0%)
80,000	AT&T, Inc., Senior Unsecured Notes, 0.88%, due 2/13/15	80,375
60,000	Verizon Communications, Inc., Senior Unsecured Notes, 0.70%, due 11/2/15	60,015
		140,390
	Total Corporate Debt Securities (Cost $1,990,897)	2,029,624
Asset-Backed Securities (6.7%)
29,149	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	29,207
45,583	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	45,747
175,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.45%, due 5/15/20	175,337	µ
200,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.47%, due 2/25/37	98,358	µ
92,130	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	92,338
97,307	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	97,683
100,000	Mercedes-Benz Auto Receivables Trust, Ser. 2012-1, Class A2, 0.37%, due 3/16/15	100,038
39,882	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	39,976
150,000	Nissan Auto Receivables Owner Trust, Ser. 2012-B, Class A2, 0.39%, due 4/15/15	150,057
149,579	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.40%, due 4/25/23	149,393	µ
	Total Asset-Backed Securities (Cost $1,075,416)	978,134
NUMBER OF SHARES
Short-Term Investments (0.4%)
53,169	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $53,169)	53,169
	Total Investments (99.9%) (Cost $12,058,788)	14,531,032	##
	Cash, receivables and other assets, less liabilities (0.1%)	7,861
	Total Net Assets (100.0%)	$14,538,893
See Notes to Schedule of Investments

12

Notes to Schedule of Investments Balanced Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

See Notes to Financial Statements

13

Notes to Schedule of Investments Balanced Portfolio (cont'd)
Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage- backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

14

Notes to Schedule of Investments Balanced Portfolio (cont'd)
The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$8,586,082	$—	$—	$8,586,082
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	1,895,947	—	1,895,947
Mortgage-Backed Securities^	—	988,076	—	988,076
Corporate Debt Securities^	—	2,029,624	—	2,029,624
Asset-Backed Securities	—	978,134	—	978,134
Short-Term Investments	—	53,169	—	53,169
Total Investments	$8,586,082	$5,944,950	$—	$14,531,032

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2012.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $12,097,767. Gross unrealized appreciation of investments was $2,693,824 and gross unrealized depreciation of investments was $260,559, resulting in net unrealized appreciation of $2,433,265, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2012 and their final maturity dates.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2012, these securities amounted to $530,902 or 3.7% of net assets for the Fund.

See Notes to Financial Statements

15

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
BALANCED PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$14,531,032
Foreign currency	10,492
Dividends and interest receivable	48,005
Receivable for securities sold	103,455
Receivable for Fund shares sold	24,196
Receivable from Management—net (Note B)	1,260
Prepaid expenses and other assets	11,855
Total Assets	14,730,295
Liabilities
Payable for securities purchased	115,326
Payable for Fund shares redeemed	3,458
Payable to investment manager (Note B)	6,758
Accrued expenses and other payables	65,860
Total Liabilities	191,402
Net Assets	$14,538,893
Net Assets consist of:
Paid-in capital	$12,124,323
Accumulated net realized gains (losses) on investments	(58,472)
Net unrealized appreciation (depreciation) in value of investments	2,473,042
Net Assets	$14,538,893
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,267,271
Net Asset Value, offering and redemption price per share	$11.47
*Cost of Investments	$12,058,788
Total cost of foreign currency	$9,694
See Notes to Financial Statements

16

Statement of Operations
Neuberger Berman Advisers Management Trust
BALANCED PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$60,480
Interest income—unaffiliated issuers	91,270
Foreign taxes withheld	(260)
Total income	$151,490
Expenses:
Investment management fees (Note B)	83,753
Administration fees (Note B)	45,683
Audit fees	53,585
Custodian fees	28,089
Insurance expense	919
Legal fees	7,733
Registration and filing fees	16,118
Shareholder reports	18,881
Trustees' fees and expenses	50,768
Miscellaneous	1,459
Total expenses	306,988
Expenses reimbursed by Management (Note B)	(25,078)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(3)
Total net expenses	281,907
Net investment income (loss)	$(130,417)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,678,062
Foreign currency	6
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(149,290)
Foreign currency	240
Net gain (loss) on investments	1,529,018
Net increase (decrease) in net assets resulting from operations	$1,398,601
See Notes to Financial Statements

17

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	BALANCED PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(130,417)	$(127,396)
Net realized gain (loss) on investments	1,678,068	1,216,775
Change in net unrealized appreciation (depreciation) of investments	(149,050)	(1,136,585)
Net increase (decrease) in net assets resulting from operations	1,398,601	(47,206)
Distributions to Shareholders From (Note A):
Net investment income	—	(49,434)
From Fund Share Transactions (Note D):
Proceeds from shares sold	160,693	381,133
Proceeds from reinvestment of dividends and distributions	—	49,434
Payments for shares redeemed	(2,313,091)	(2,593,182)
Net increase (decrease) from Fund share transactions	(2,152,398)	(2,162,615)
Net Increase (Decrease) in Net Assets	(753,797)	(2,259,255)
Net Assets:
Beginning of year	15,292,690	17,551,945
End of year	$14,538,893	$15,292,690
Undistributed net investment income (loss) at end of year	$—	$—
See Notes to Financial Statements

18

Notes to Financial Statements Balanced Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2012 was $14,473.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009-2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

19

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: net operating losses, paydown gains and losses, amortization of bond premium, non-taxable dividend adjustments to income and foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(91,658)	$130,417	$(38,759)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Total
2012	2011	2012	2011
$—	$49,434	$—	$49,434

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$2,434,063	$(19,493)	$—	$2,414,570

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, amortization of bond premium and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2017
$19,493

20

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $1,605,850.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $3.

21

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2015 to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2012, such excess expenses amounted to $25,078. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, there was no repayment to Management under its contractual expense limitation. At December 31, 2012, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2013	2014	2015	Total
$11,078	$—	$25,078	$36,156

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

22

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2012 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$2,768,923	$5,423,808	$1,831,190	$8,345,321

During the year ended December 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2012 and for the year ended December 31, 2011 was as follows:

	For the Year Ended December 31,
	2012	2011
Shares Sold	14,219	35,379
Shares Issued on Reinvestment of Dividends and Distributions	—	4,699
Shares Redeemed	(204,093)	(240,106)
Total	(189,874)	(200,028)

Note E—Line of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

23

Financial Highlights
Balanced Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.49	$10.59	$9.00	$7.58	$13.08
Income From Investment Operations:
Net Investment Income (Loss)‡	(.10)	(.08)	(.03)	.05	.09
Net Gains or Losses on Securities (both realized and unrealized)	1.08	.01	1.72	1.65	(5.17)
Total From Investment Operations	.98	(.07)	1.69	1.70	(5.08)
Less Distributions From:
Net Investment Income	—	(.03)	(.10)	(.28)	(.42)
Net Asset Value, End of Year	$11.47	$10.49	$10.59	$9.00	$7.58
Total Return††	9.34%	(.63)%	18.83%	22.47%	(39.15)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$14.5	$15.3	$17.6	$16.4	$15.5
Ratio of Gross Expenses to Average Net Assets#	2.02%	1.85%	1.92%	2.04%	1.29%
Ratio of Net Expenses to Average Net Assets§	1.85%	1.85%	1.85%	1.86%	1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.86)%	(.76)%	(.37)%	.66%	.81%
Portfolio Turnover Rate	55%	52%	58%	85%	57%
See Notes to Financial Highlights

24

Notes to Financial Highlights Balanced Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Had the Fund not received the class actions proceeds as listed in Note A-4, total return based on per share NAV for the year ended December 31, 2012 would have been 9.25%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
1.85%	1.85%	1.85%	1.86%	1.29%

  After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31,
2011
1.83%

25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities of Balanced Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

26

Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President—Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

32

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

33

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

34

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Balanced Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services,

35

including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the profitability of Management and its affiliates from their association with the Fund and noted that Management incurred a loss on the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

36

Neuberger Berman
Advisers Management Trust

Growth Portfolio

I Class Shares
Annual Report
December 31, 2012

B1015 02/13

Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio Class I generated a 12.60% total return for the fiscal year ended December 31, 2012, but underperformed its benchmark, the Russell Midcap® Growth Index, which returned 15.81% for the same period.

The down-to-the-wire fiscal cliff negotiations and resulting deal were a fitting end to a year plagued by political acrimony and economic uncertainty. While the hard fought, but ultimately underwhelming, compromise does address several pertinent tax and entitlement issues, we believe this "not so grand bargain" falls far short of addressing the broader issues around our country's debt ceiling, budget imbalance and credit rating. From our perspective, the risk was never really about going over the cliff, but rather the failure to reach a comprehensive and forward-thinking solution in a reasonable period of time. Unfortunately, that risk still remains.

While confidence may have ebbed a bit during the year, consumer resiliency and sustainable gains in housing remained bright spots. With fiscal austerity looming, in our assessment the clear prescription for a healthier economy remains a rebound in corporate spending. However, ongoing concerns around the health of Europe's economies, China's growth engine and our government's fiscal game of chicken continue to foster a sub-optimal level of capital reinvestment that could risk competitiveness.

Setting aside the dysfunctional nature of Congress and the seemingly perpetual "walls of worry," it is important to remember that 2012 actually hosted a positive environment for equities. Highlighted by attractive valuations, solid earnings and efficient bottom-lines, the market rewarded the patience of domestic equity investors with attractive returns overall.

For the year as a whole, stock selection was the main driver of Portfolio underperformance versus the benchmark. With a "shoot first, ask questions later" mentality, we feel the market adopted an over reactionary stance to any fundamental softening.

The leading contributor to performance was SBA Communications, an owner and operator of wireless communications towers. SBA benefited from strong top-line growth and better than expected guidance. A few health care names were also top contributors, including Catalyst Health Solutions, a provider of pharmacy benefit management services, which stood out as it agreed to be acquired by another portfolio holding, SXC Health Solutions (which was later renamed Catamaran Corp. after the merger was completed), and Alexion Pharmaceuticals, a biotech company focused on rare, life-threatening disease states that was rewarded for its successful international rollout and positive early stage testing for new drug indications.

Within Information Technology, strong contributions came from Trimble Navigation, a provider of advanced positioning and resource management solutions that delivered efficiency gains and encouraging guidance during the fourth quarter, as well as Rackspace Hosting, a provider of cloud hosting services that successfully launched a new product that the market expects will provide momentum going into 2013.

Information Technology was also the source of three leading detractors from performance. Finisar Corporation, a provider of data network optical subsystems and components, lagged as an anticipated rebound in telecommunication spending failed to materialize. QLIK Technologies and Informatica Corporation, both business intelligence/information data companies, were negatively impacted by poor execution and concerns over Europe.

Our Energy holdings struggled as downward pressure on prices and demand hurt both SM Energy, focused on-shore exploration and production, and CARBO Ceramics, a producer of hydraulic fracturing ceramic proppant.

Within Consumer Discretionary, PVH Corp., an apparel company with various owned and licensed brands, delivered solid international results and a well-received acquisition of another portfolio holding, Warnaco Group. Unfortunately, this positive couldn't offset underperformance from other Consumer Discretionary names such as Vera Bradley, a designer and retailer of handbags and accessories that was plagued by poor execution, and Chipotle Mexican Grill, an operator of over 1,200 restaurants, which tempered future guidance and proposed an unexpected change in

1

organizational structure. Additionally, Gentex Corporation, a supplier of camera-based features and specialty rear-view mirrors, was the Portfolio's leading detractor from performance as it was negatively impacted by delays in the implementation of a mandate requiring cars to have back-up cameras.

With the exception of Informatica, we sold all the aforementioned detractors during the year.

Based on our expectations for 2013, our current view is that we are likely to remain overweighted in Industrials, Information Technology and Telecommunication Services and underweighted in Consumer Discretionary, Consumer Staples and Materials.

As we look ahead into the New Year, we just can't quite shake that feeling of déjà vu. We are once again faced with dire deadlines complicated by substantial ideological differences, an acrimonious political environment and an appalling disregard for effective political compromise. While the confidence and market gains from the fiscal cliff deal may prove fleeting, we feel it is important to remember a lesson of 2012—don't underestimate the resiliency of both our economy and the financial markets. We believe valuations are reasonable at this time and that higher-quality companies offering competitive attributes, along with compelling top-line growth that efficiently translates through to the bottom line, may well be rewarded by a market seeking positive differentiation. To that end, and in spite of the uncertainty that lies ahead, we remain cautiously optimistic that 2013 can be another positive year for mid-cap equities.

Sincerely,

KENNETH J. TUREK

PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

2

Growth Portfolio (Unaudited)
SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.5%
Consumer Staples	4.3
Energy	6.2
Financials	5.9
Health Care	13.7
Industrials	22.3
Information Technology	21.3
Materials	3.7
Telecommunication Services	4.2
Short-Term Investments	0.9
Total	100.0%
PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2012
	Date	1 Year	5 Years	10 Years	Life of Fund
Growth Portfolio Class I	09/10/1984	12.60%	1.62%	10.18%	8.85%
Russell Midcap® Growth Index1,2		15.81%	3.23%	10.32%	N/A
Russell Midcap® Index1,2		17.28%	3.57%	10.65%	12.07%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12
Class I	$1,000.00	$1,032.60	$9.45
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.84	$9.37

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Growth Portfolio
NUMBER OF SHARES		VALUE†
Common Stocks (100.2%)
Aerospace & Defense (2.5%)
1,900	BE Aerospace, Inc.	$93,860	*
1,875	HEICO Corp.	83,925
		177,785
Beverages (0.8%)
1,000	Beam, Inc.	61,090
Biotechnology (4.4%)
1,250	Alexion Pharmaceuticals, Inc.	117,262	*
1,250	ARIAD Pharmaceuticals, Inc.	23,975	*
500	BioMarin Pharmaceutical, Inc.	24,625	*
1,000	Cepheid, Inc.	33,810	*
1,250	Cubist Pharmaceuticals, Inc.	52,575	*
750	Medivation, Inc.	38,370	*
400	Onyx Pharmaceuticals, Inc.	30,212	*
		320,829
Building Products (0.9%)
2,250	Fortune Brands Home & Security, Inc.	65,745	*
Capital Markets (2.7%)
1,000	Affiliated Managers Group, Inc.	130,150	*
1,650	Raymond James Financial, Inc.	63,574
		193,724
Chemicals (3.0%)
1,500	Airgas, Inc.	136,935
1,000	Ashland, Inc.	80,410
		217,345
Commercial Services & Supplies (2.6%)
850	Clean Harbors, Inc.	46,759	*
1,500	Stericycle, Inc.	139,905	*
		186,664
Communications Equipment (1.2%)
1,250	Aruba Networks, Inc.	25,938	*
600	F5 Networks, Inc.	58,290	*
		84,228
Containers & Packaging (0.4%)
750	Packaging Corp. of America	28,853
Distributors (0.3%)
1,200	LKQ Corp.	25,320	*
NUMBER OF SHARES		VALUE†
Diversified Financial Services (1.3%)
750	IntercontinentalExchange, Inc.	$92,858	*
Diversified Telecommunication Services (0.6%)
1,750	tw telecom, Inc.	44,573	*
Electrical Equipment (5.1%)
3,750	AMETEK, Inc.	140,887
1,250	Generac Holdings, Inc.	42,888
1,250	Roper Industries, Inc.	139,350
1,500	Sensata Technologies Holding NV	48,720	*
		371,845
Electronic Equipment, Instruments & Components (2.1%)
2,500	Trimble Navigation Ltd.	149,450	*
Energy Equipment & Services (3.1%)
1,050	Cameron International Corp.	59,283	*
350	Core Laboratories NV	38,259
750	Oceaneering International, Inc.	40,342
1,250	Oil States International, Inc.	89,425	*
		227,309
Food & Staples Retailing (2.2%)
900	PriceSmart, Inc.	69,345
1,000	Whole Foods Market, Inc.	91,330
		160,675
Health Care Equipment & Supplies (2.8%)
600	Cooper Cos., Inc.	55,488
400	Edwards Lifesciences Corp.	36,068	*
150	Intuitive Surgical, Inc.	73,555	*
1,750	Volcano Corp.	41,318	*
		206,429
Health Care Providers & Services (2.7%)
2,500	Catamaran Corp.	117,775	*
700	DaVita HealthCare Partners, Inc.	77,371	*
		195,146
Health Care Technology (1.8%)
1,650	Cerner Corp.	128,106	*
Hotels, Restaurants & Leisure (1.4%)
650	Buffalo Wild Wings, Inc.	47,333	*
1,000	Starwood Hotels & Resorts Worldwide, Inc.	57,360
		104,693
See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Household Products (1.3%)
1,800	Church & Dwight Co., Inc.	$96,426
Internet & Catalog Retail (0.7%)
800	Expedia, Inc.	49,160
Internet Software & Services (3.0%)
1,750	Liquidity Services, Inc.	71,505	*
2,000	Rackspace Hosting, Inc.	148,540	*
		220,045
IT Services (2.9%)
600	Alliance Data Systems Corp.	86,856	*
1,250	Cognizant Technology Solutions Corp. Class A	92,562	*
550	Teradata Corp.	34,040	*
		213,458
Life Sciences Tools & Services (1.2%)
1,550	Illumina, Inc.	86,165	*
Machinery (2.6%)
350	Cummins, Inc.	37,922
2,400	Donaldson Co., Inc.	78,816
1,250	Pall Corp.	75,325
		192,063
Media (2.1%)
1,750	AMC Networks, Inc. Class A	86,625	*
1,000	Discovery Communications, Inc. Class A	63,480	*
		150,105
Metals & Mining (0.4%)
500	Carpenter Technology Corp.	25,815
Multiline Retail (1.0%)
1,850	Dollar Tree, Inc.	75,036	*
Oil, Gas & Consumable Fuels (3.1%)
2,000	Cabot Oil & Gas Corp.	99,480
450	Concho Resources, Inc.	36,252	*
3,500	Denbury Resources, Inc.	56,700	*
1,000	Oasis Petroleum, Inc.	31,800	*
		224,232
Pharmaceuticals (1.0%)
700	Perrigo Co.	72,821

NUMBER OF SHARES		VALUE†
Professional Services (2.6%)
1,000	Advisory Board Co.	$46,790	*
350	Towers Watson & Co. Class A	19,673
2,400	Verisk Analytics, Inc. Class A	122,400	*
		188,863
Real Estate Management & Development (1.2%)
1,000	Jones Lang LaSalle, Inc.	83,940
Road & Rail (3.2%)
500	Canadian Pacific Railway Ltd.	50,810
2,000	J.B. Hunt Transport Services, Inc.	119,420
750	Kansas City Southern	62,610
		232,840
Semiconductors & Semiconductor Equipment (3.1%)
1,750	Altera Corp.	60,270
3,000	Avago Technologies Ltd.	94,980
2,300	Cavium, Inc.	71,783	*
		227,033
Software (9.2%)
1,500	ANSYS, Inc.	101,010	*
1,700	Aspen Technology, Inc.	46,988	*
1,500	Citrix Systems, Inc.	98,625	*
550	Concur Technologies, Inc.	37,136	*
1,550	Informatica Corp.	46,996	*
1,650	MICROS Systems, Inc.	70,026	*
1,350	Red Hat, Inc.	71,496	*
500	Salesforce.com, Inc.	84,050	*
1,200	Splunk, Inc.	34,824	*
1,800	TIBCO Software, Inc.	39,618	*
400	Ultimate Software Group, Inc.	37,764	*
		668,533
Specialty Retail (9.3%)
1,200	Cabela's, Inc.	50,100	*
2,100	Dick's Sporting Goods, Inc.	95,529
1,250	DSW, Inc. Class A	82,112
900	O'Reilly Automotive, Inc.	80,478	*
800	PETsMART, Inc.	54,672
1,300	Ross Stores, Inc.	70,395
1,000	Tractor Supply Co.	88,360
2,200	Urban Outfitters, Inc.	86,592	*
1,450	Williams-Sonoma, Inc.	63,467
		671,705
Textiles, Apparel & Luxury Goods (2.8%)
600	Lululemon Athletica, Inc.	45,738	*
1,000	PVH Corp.	111,010
1,000	Under Armour, Inc. Class A	48,530	*
		205,278
See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Thrifts & Mortgage Finance (0.9%)
1,900	Ocwen Financial Corp.	$65,721	*
Trading Companies & Distributors (3.1%)
2,250	Fastenal Co.	105,052
1,000	MSC Industrial Direct Co., Inc. Class A	75,380
950	United Rentals, Inc.	43,244	*
		223,676
Wireless Telecommunication Services (3.6%)
1,500	Crown Castle International Corp.	108,240	*
2,150	SBA Communications Corp. Class A	152,693	*
		260,933
	Total Common Stocks (Cost $4,877,552)	7,276,515
Short-Term Investments (0.9%)
64,073	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $64,073)	64,073
	Total Investments (101.1%) (Cost $4,941,625)	7,340,588	##
	Liabilities, less cash, receivables and other assets [(1.1%)]	(81,150)
	Total Net Assets (100.0%)	$7,259,438

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Growth Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

See Notes to Financial Statements

9

Notes to Schedule of Investments Growth Portfolio (cont'd)
The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$7,276,515	$—	$—	$7,276,515
Short-Term Investments	—	64,073	—	64,073
Total Investments	$7,276,515	$64,073	$—	$7,340,588

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2012.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $4,948,788. Gross unrealized appreciation of investments was $2,475,368 and gross unrealized depreciation of investments was $83,568, resulting in net unrealized appreciation of $2,391,800, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
GROWTH PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$7,340,588
Dividends and interest receivable	387
Receivable for securities sold	19,980
Receivable for Fund shares sold	595
Receivable from Management—net (Note B)	437
Prepaid expenses and other assets	4,778
Total Assets	7,366,765
Liabilities
Payable for securities purchased	30,571
Payable for Fund shares redeemed	22,603
Payable to investment manager (Note B)	3,374
Accrued expenses and other payables	50,779
Total Liabilities	107,327
Net Assets	$7,259,438
Net Assets consist of:
Paid-in capital	$14,168,027
Accumulated net realized gains (losses) on investments	(9,307,552)
Net unrealized appreciation (depreciation) in value of investments	2,398,963
Net Assets	$7,259,438
Shares Outstanding ($.001 par value; unlimited shares authorized)	347,246
Net Asset Value, offering and redemption price per share	$20.91
* Cost of Investments	$4,941,625
See Notes to Financial Statements

11

Statement of Operations
Neuberger Berman Advisers Management Trust
GROWTH PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$51,513
Interest income—unaffiliated issuers	74
Foreign taxes withheld	(184)
Total income	$51,403
Expenses:
Investment management fees (Note B)	41,265
Administration fees (Note B)	22,508
Audit fees	43,535
Custodian fees	13,677
Insurance expense	549
Legal fees	3,819
Shareholder reports	14,845
Trustees' fees and expenses	50,751
Miscellaneous	558
Total expenses	191,507
Expenses reimbursed by Management (Note B)	(52,518)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	138,988
Net investment income (loss)	$(87,585)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	976,570
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	15,446
Net gain (loss) on investments	992,016
Net increase (decrease) in net assets resulting from operations	$904,431
See Notes to Financial Statements

12

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	GROWTH PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(87,585)	$(111,529)
Net realized gain (loss) on investments	976,570	1,042,902
Change in net unrealized appreciation (depreciation) of investments	15,446	(909,812)
Net increase (decrease) in net assets resulting from operations	904,431	21,561
From Fund Share Transactions (Note D):
Proceeds from shares sold	262,265	434,595
Payments for shares redeemed	(1,208,110)	(1,627,031)
Net increase (decrease) from Fund share transactions	(945,845)	(1,192,436)
Net Increase (Decrease) in Net Assets	(41,414)	(1,170,875)
Net Assets:
Beginning of year	7,300,852	8,471,727
End of year	$7,259,438	$7,300,852
Undistributed net investment income (loss) at end of year	$—	$—
See Notes to Financial Statements

13

Notes to Financial Statements Growth Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2012 was $63,397.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009-2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: net operating losses and non-taxable dividend adjustments to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(88,898)	$87,585	$1,313

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$2,391,800	$(9,300,389)	$—	$(6,908,589)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$9,300,389

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

Under current tax law, the use of these losses to offset future gains may be limited.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $976,898.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

15

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $1.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

16

Management has contractually undertaken through December 31, 2015 to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2012, such excess expenses amounted to $52,518. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, there was no repayment to Management under its contractual expense limitation. At December 31, 2012, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2013	2014	2015	Total
$58,438	$53,512	$52,518	$164,468

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended December 31, 2012, there were purchase and sale transactions (excluding short-term securities) of $2,610,343 and $3,505,173, respectively.

During the year ended December 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for years ended December 31, 2012 and December 31, 2011 was as follows:

	For the Year Ended December 31,
	2012	2011
Shares Sold	12,864	22,555
Shares Redeemed	(58,812)	(84,514)
Total	(45,948)	(61,959)

17

Note E—Line of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

18

Financial Highlights
Growth Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$18.57	$18.61	$14.20	$10.87	$19.30
Income From Investment Operations:
Net Investment Income (Loss)‡	(.24)	(.26)	(.21)	(.05)	(.10)
Net Gains or Losses on Securities (both realized and unrealized)	2.58	.22	4.62	3.38	(8.33)
Total From Investment Operations	2.34	(.04)	4.41	3.33	(8.43)
Net Asset Value, End of Year	$20.91	$18.57	$18.61	$14.20	$10.87
Total Return††	12.60%	(.21)%	31.06%	30.63%	(43.68)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$7.3	$7.3	$8.5	$7.5	$82.0
Ratio of Gross Expenses to Average Net Assets#	2.55%	2.52%	2.64%	1.27%	1.04%
Ratio of Net Expenses to Average Net Assets§	1.85%	1.85%	1.85%	1.27%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.17)%	(1.38)%	(1.33)%	(.49)%	(.63)%
Portfolio Turnover Rate	35%	33%	49%	68%	63%
See Notes to Financial Highlights

19

Notes to Financial Highlights Growth Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Had the Fund not received class actions proceeds, total return based on per share NAV for the year ended December 31, 2010 would have been 28.15%. Had the Fund not received the class actions proceeds as listed in Note A-4, total return based on per share NAV for the year ended December 31, 2012 would have been 11.63%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
1.85%	1.85%	1.85%	1.27%	1.04%

20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

21

Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

27

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Growth Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices

30

regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the profitability of Management and its affiliates from their association with the Fund and noted that Management incurred a loss on the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

31

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares
S Class Shares
Annual Report
December 31, 2012

B1016 02/13

Guardian Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio Class I generated a total return of 12.73% for the fiscal year ended December 31, 2012, but underperformed its benchmark, the S&P 500 Index, which posted a 16.00% return for the same period. Returns for the Portfolio's Class I and Class S shares are provided on page three.

During 2012, the market responded more to macroeconomic events and perceptions than company fundamentals. Instead of rewarding companies performing well as businesses, with fundamentals like balance sheet strength, steady earnings, and high free cash flows that allow them to perform well in a slow growth economy, the market rotated quickly between "risk on" and "risk off" sentiment.

For instance, equity investors sought the visibility of return offered by dividend paying stocks when confronted with the uncertainty created by a potential U.S. debt default or of Greece exiting the eurozone. Conversely, the market favored more cyclical areas as central bank activity and slight improvements in consumer confidence and the housing sector encouraged investors during the fall.

As 2012 ended, our Portfolio began to benefit on a relative basis, potentially an early sign that investor sentiment is now shifting towards businesses that can deliver steady growth in a slow growth environment—a key characteristic of our portfolio companies since this cycle began in 2008.

Throughout the year, we continued to manage a portfolio of very high-quality businesses that, with few exceptions, delivered in line with or exceeded expectations. In light of current global debt issues, we also managed with an eye on "fat tail risk"—the potential for debt-driven deflation and recession on one hand, and for inflation triggered by the policy response to the debt crisis on the other.

We further tightened already high standards for free cash flow and balance sheet strength, focusing on well-funded businesses that we believe could survive without access to new capital, and that potentially could exit a downturn in stronger shape by outperforming weaker competitors. Many of our portfolio companies are also positioned for an inflationary possibility, with business models that we believe allow them to pass through cost increases should price inflation become an issue.

While almost all of our portfolio companies performed well as businesses throughout 2012, the Portfolio benefited most from stock selection within the Consumer Staples sector—where holdings such as Anheuser-Busch InBev and McCormick delivered excellent results. Consumer Discretionary holdings also outperformed, with both Scripps Networks and Comcast being notable performers, as did holdings in Health Care, including Covidien and Roche. Having avoided the very weak Utilities sector was another relative benefit.

Allocations within Energy, Financials and Information Technology (IT) were relative headwinds to performance. In Energy, two holdings disappointed on reduced production guidelines for 2013. In Financials, where credit-sensitive financial firms and money center banks outperformed with a late year rally, our conscious lack of exposure impeded relative performance—an exposure conviction that currently continues due to concerns over regulatory risk, business model risk and transparency. We believe our underperformance was a timing issue and that our mix of Financials holdings—which includes asset managers, insurers and exchanges—could outperform over time. Within IT, not owning Apple was a relative headwind for much of the year.

We managed the portfolio fairly actively this year, especially in recent months. We sold Newfield Exploration, one of our Energy detractors, as well as strong contributors Charles Schwab and Comcast. In Schwab's case, we saw pressure on earnings potential from an extended low interest rate environment. We sold Comcast as its stock, in our estimation, became more fully valued.

New purchases included BorgWarner, Newell Rubbermaid and Berkshire Hathaway. BorgWarner supplies emissions and fuel efficiency components to the automotive sector. With a strong balance sheet and growing global demand for clean combustion and improved fuel efficiency, we presently see the potential for outperformance over time.

1

Newell Rubbermaid—owner of global brands including Rubbermaid, Irwin, Lenox, Parker, Paper-Mate, Sharpie, Graco and more—could become a turnaround story. We currently believe its experienced new management team can successfully restructure the business through moves such as increasing international exposure, reducing redundant overhead and centralizing decision making.

In the case of Berkshire Hathaway, where some see "key man risk" in Warren Buffett, we see a portfolio of best-in-class businesses that should be well positioned to grow while managing the fat tail risks of this economic cycle. At the corporate level, Berkshire maintains a balance sheet with $40 billion in liquidity that can be used to fund organic growth, acquire other cash producing assets, or repurchase stock. We believe the businesses within its portfolio offer strengths such as pass-through pricing potential, exposure to an uptick in housing, and a low-debt approach to pipeline and utility businesses positioned to benefit from the North American energy renaissance—all at reasonable valuations.

While we trailed the index for the year, at present we remain pleased with our portfolio holdings and positioning. By and large, the businesses we own have outperformed in a slow growth world, executing on their strategies and providing steady or growing earnings since the 2008 recession.

As debt issues abroad and in the U.S. are likely to remain with us for the indefinite future, we anticipate ongoing uncertainty will influence near term trends in the financial markets. So while the types of stocks favored by the market may continue to rotate quickly, we will stay focused on quality companies delivering advantaged growth, and which we believe are positioned to outperform as businesses through the environment that unfolds. Within a longer-term strategy, we believe the relatively positive earnings development of our portfolio companies in 2012 may serve as fuel for relative outperformance in the periods ahead, especially in a subdued growth environment.

Sincerely,

ARTHUR MORETTI

PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

2

Guardian Portfolio (Unaudited)
SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.4%
Consumer Staples	11.7
Energy	11.5
Financials	19.4
Health Care	8.5
Industrials	14.4
Information Technology	17.8
Materials	4.0
Short-Term Investments	1.3
Total	100.0%
PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 12/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	12.73%	1.17%	7.88%	6.19%
Guardian Portfolio Class S2	08/02/2002	12.60%	1.04%	7.67%	6.05%
S&P 500 Index1,3		16.00%	1.66%	7.10%	4.85%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Portfolio's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12	Expense Ratio
Class I	$1,000.00	$1,062.80	$5.76	1.11%
Class S	$1,000.00	$1,062.40	$6.48	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.56	$5.63	1.11%
Class S	$1,000.00	$1,018.85	$6.34	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Guardian Portfolio
NUMBER OF SHARES		VALUE†
Common Stocks (98.8%)
Auto Components (2.2%)
25,345	BorgWarner, Inc.	$1,815,209	*
Beverages (6.3%)
37,375	Anheuser-Busch InBev NV ADR	3,266,949
52,071	Coca-Cola Co.	1,887,574
		5,154,523
Capital Markets (4.4%)
8,091	BlackRock, Inc.	1,672,491
64,940	Lazard Ltd. Class A	1,937,809
		3,610,300
Chemicals (2.0%)
22,748	Ecolab, Inc.	1,635,581
Consumer Finance (3.1%)
43,675	American Express Co.	2,510,439
Diversified Financial Services (4.8%)
30,053	CME Group, Inc.	1,523,988
19,902	IntercontinentalExchange, Inc.	2,464,066	*
		3,988,054
Electronic Equipment, Instruments & Components (2.8%)
88,982	National Instruments Corp.	2,296,626
Energy Equipment & Services (6.7%)
42,215	Cameron International Corp.	2,383,459	*
44,854	Schlumberger Ltd.	3,107,934
		5,491,393
Food Products (1.9%)
24,940	McCormick & Co., Inc.	1,584,438
Health Care Equipment & Supplies (5.2%)
16,957	C.R. Bard, Inc.	1,657,377
45,140	Covidien PLC	2,606,384
		4,263,761
Household Durables (2.1%)
75,800	Newell Rubbermaid, Inc.	1,688,066
Household Products (3.5%)
42,026	Procter & Gamble Co.	2,853,145
NUMBER OF SHARES		VALUE†
Industrial Conglomerates (8.3%)
28,195	3M Co.	$2,617,906
74,776	Danaher Corp.	4,179,978
		6,797,884
Industrial Gases (2.0%)
15,013	Praxair, Inc.	1,643,173
Insurance (7.1%)
28,565	Berkshire Hathaway, Inc. Class B	2,562,281	*
155,690	Progressive Corp.	3,285,059
		5,847,340
Internet Software & Services (3.4%)
3,931	Google, Inc. Class A	2,788,534	*
IT Services (1.5%)
2,580	MasterCard, Inc. Class A	1,267,502
Machinery (2.4%)
32,924	Pall Corp.	1,984,000
Media (2.8%)
39,533	Scripps Networks Interactive, Inc. Class A	2,289,751
Multiline Retail (1.9%)
27,022	Target Corp.	1,598,892
Oil, Gas & Consumable Fuels (4.8%)
161,864	BG Group PLC	2,699,858
20,290	Marathon Petroleum Corp.	1,278,270
		3,978,128
Pharmaceuticals (3.3%)
13,621	Roche Holding AG	2,753,909
Road & Rail (1.8%)
25,170	J.B. Hunt Transport Services, Inc.	1,502,901
Semiconductors & Semiconductor Equipment (10.1%)
121,569	Altera Corp.	4,186,836
133,208	Texas Instruments, Inc.	4,121,456
		8,308,292
Specialty Retail (2.5%)
5,838	Autozone, Inc.	2,069,162	*
See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (1.9%)
7,893	W.W. Grainger, Inc.	$1,597,306
	Total Common Stocks (Cost $62,039,526)	81,318,309
Short-Term Investments (1.3%)
1,035,062	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $1,035,062)	1,035,062
	Total Investments (100.1%) (Cost $63,074,588)	82,353,371	##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(111,426)
	Total Net Assets (100.0%)	$82,241,945
See Notes to Schedule of Investments

7

Notes to Schedule of Investments Guardian Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Treasury Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive")

See Notes to Financial Statements

8

Notes to Schedule of Investments Guardian Portfolio (cont'd)
to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Auto Components	$1,815,209	$—	$—	$1,815,209
Beverages	5,154,523	—	—	5,154,523
Capital Markets	3,610,300	—	—	3,610,300
Chemicals	1,635,581	—	—	1,635,581
Consumer Finance	2,510,439	—	—	2,510,439
Diversified Financial Services	3,988,054	—	—	3,988,054
Electronic Equipment, Instruments & Components	2,296,626	—	—	2,296,626
Energy Equipment & Services	5,491,393	—	—	5,491,393
Food Products	1,584,438	—	—	1,584,438
Health Care Equipment & Supplies	4,263,761	—	—	4,263,761
Household Durables	1,688,066	—	—	1,688,066
Household Products	2,853,145	—	—	2,853,145
Industrial Conglomerates	6,797,884	—	—	6,797,884
Industrial Gases	1,643,173	—	—	1,643,173
Insurance	5,847,340	—	—	5,847,340
Internet Software & Services	2,788,534	—	—	2,788,534
IT Services	1,267,502	—	—	1,267,502
Machinery	1,984,000	—	—	1,984,000
Media	2,289,751	—	—	2,289,751
Multiline Retail	1,598,892	—	—	1,598,892
Oil, Gas & Consumable Fuels	1,278,270	2,699,858	—	3,978,128
Pharmaceuticals	—	2,753,909	—	2,753,909
Road & Rail	1,502,901	—	—	1,502,901
See Notes to Financial Statements

9

Notes to Schedule of Investments Guardian Portfolio (cont'd)
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$8,308,292	$—	$—	$8,308,292
Specialty Retail	2,069,162	—	—	2,069,162
Trading Companies & Distributors	1,597,306	—	—	1,597,306
Total Common Stocks	75,864,542	5,453,767	—	81,318,309
Short-Term Investments	—	1,035,062	—	1,035,062
Total Investments	$75,864,542	$6,488,829	$—	$82,353,371

As of the year ending December 31, 2012, certain foreign equity securities were transferred from Level 1 to Level 2 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of December 31, 2011, $5,958,202 was transferred from Level 1 to Level 2.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $63,400,338. Gross unrealized appreciation of investments was $19,384,469 and gross unrealized depreciation of investments was $431,436, resulting in net unrealized appreciation of $18,953,033, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
GUARDIAN PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$82,353,371
Cash	3,369
Dividends receivable	41,425
Receivable for Fund shares sold	3,959
Prepaid expenses and other assets	1,247
Total Assets	82,403,371
Liabilities
Payable for Fund shares redeemed	15,815
Payable to investment manager (Note B)	38,427
Payable to administrator—net (Note B)	39,778
Accrued expenses and other payables	67,406
Total Liabilities	161,426
Net Assets	$82,241,945
Net Assets consist of:
Paid-in capital	$58,049,778
Undistributed net investment income (loss)	629,451
Accumulated net realized gains (losses) on investments	4,284,037
Net unrealized appreciation (depreciation) in value of investments	19,278,679
Net Assets	$82,241,945
Net Assets
Class I	$13,285,726
Class S	68,956,219
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	651,299
Class S	3,398,832
Net Asset Value, offering and redemption price per share
Class I	$20.40
Class S	20.29
*Cost of Investments	$63,074,588
See Notes to Financial Statements

11

Statement of Operations
Neuberger Berman Advisers Management Trust
GUARDIAN PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,689,478
Foreign taxes withheld	(26,794)
Total income	$1,662,684
Expenses:
Investment management fees (Note B)	462,654
Administration fees (Note B):
Class I	42,500
Class S	209,857
Distribution fees (Note B):
Class S	174,880
Audit fees	43,535
Custodian fees	48,491
Insurance expense	5,159
Legal fees	42,678
Shareholder reports	25,238
Trustees' fees and expenses	50,832
Miscellaneous	3,916
Total expenses	1,109,740
Expenses reimbursed by Management (Note B)	(77,887)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(10)
Total net expenses	1,031,843
Net investment income (loss)	$630,841
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,169,746
Foreign currency	(1,661)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,146,801
Foreign currency	118
Net gain (loss) on investments	9,315,004
Net increase (decrease) in net assets resulting from operations	$9,945,845
See Notes to Financial Statements

12

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	GUARDIAN PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$630,841	$158,660
Net realized gain (loss) on investments	5,168,085	4,377,091
Change in net unrealized appreciation (depreciation) of investments	4,146,919	(7,359,097)
Net increase (decrease) in net assets resulting from operations	9,945,845	(2,823,346)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(37,016)	(78,575)
Class S	(107,574)	(256,628)
Net realized gain on investments:
Class I	(105,988)	—
Class S	(559,383)	—
Total distributions to shareholders	(809,961)	(335,203)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	1,129,616	8,767,410
Class S	704,487	2,169,061
Proceeds from reinvestment of dividends and distributions:
Class I	143,004	78,575
Class S	666,957	256,628
Payments for shares redeemed:
Class I	(4,639,775)	(8,259,398)
Class S	(7,558,188)	(9,516,461)
Net increase (decrease) from Fund share transactions	(9,553,899)	(6,504,185)
Net Increase (Decrease) in Net Assets	(418,015)	(9,662,734)
Net Assets:
Beginning of year	82,659,960	92,322,694
End of year	$82,241,945	$82,659,960
Undistributed net investment income (loss) at end of year	$629,451	$144,861
See Notes to Financial Statements

13

Notes to Financial Statements Guardian Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2012 was $103.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009-2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(1,661)	$1,661

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Gains		Total
2012	2011	2012	2011	2012	2011
$144,590	$335,203	$665,371	$—	$809,961	$335,203

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$629,451	$4,609,787	$18,952,929	$—	$—	$24,192,167

The difference between book basis and tax basis distributable earnings is primarily due to timing differences of wash sales.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had no unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $531,213.

15

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $10.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets

16

in excess of $4 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Year Ended December 31, 2012
Class I	1.00%	12/31/15	$—
Class S	1.25%	12/31/15	77,887

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2018 for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, there was no repayment to Management under its contractual expense limitation. At December 31, 2012, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At December 31, 2012, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2013	2014	2015	Total
Class S	$91,992	$96,517	$77,887	$266,396

17

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended December 31, 2012, there were purchase and sale transactions (excluding short-term securities) of $26,200,191 and $35,877,284, respectively.

During the year ended December 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2012 and December 31, 2011 was as follows:

For the Year Ended December 31, 2012

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	56,872	7,013	(237,405)	(173,520)
Class S	35,969	32,871	(384,003)	(315,163)

For the Year Ended December 31, 2011

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	440,908	4,370	(427,584)	17,694
Class S	113,237	14,345	(501,949)	(374,367)

Note E—Line of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which

18

each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

19

Financial Highlights
Guardian Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$18.29	$18.94	$15.98	$12.45	$21.11
Income From Investment Operations:
Net Investment Income (Loss)‡	.17	.05	.08	.05	.12
Net Gains or Losses on Securities (both realized and unrealized)	2.16	(.61)	2.95	3.64	(7.97)
Total From Investment Operations	2.33	(.56)	3.03	3.69	(7.85)
Less Distributions From:
Net Investment Income	(.06)	(.09)	(.07)	(.16)	(.10)
Net Capital Gains	(.16)	—	—	—	(.71)
Total Distributions	(.22)	(.09)	(.07)	(.16)	(.81)
Net Asset Value, End of Year	$20.40	$18.29	$18.94	$15.98	$12.45
Total Return††	12.73%	(2.94)%	19.01%	29.69%	(37.24)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$13.3	$15.1	$15.3	$13.7	$67.0
Ratio of Gross Expenses to Average Net Assets#	1.11%	1.13%	1.13%	1.10%	1.01%
Ratio of Net Expenses to Average Net Assets§	1.11%	1.13%	1.13%	1.10%	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets	.87%	.26%	.50%	.39%	.65%
Portfolio Turnover Rate	32%	27%	35%	30%	32%
See Notes to Financial Highlights

20

Financial Highlights (cont'd)
Class S
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$18.19	$18.84	$15.89	$12.38	$21.02
Income From Investment Operations:
Net Investment Income (Loss)‡	.14	.03	.06	.02	.08
Net Gains or Losses on Securities (both realized and unrealized)	2.15	(.61)	2.94	3.63	(7.92)
Total From Investment Operations	2.29	(.58)	3.00	3.65	(7.84)
Less Distributions From:
Net Investment Income	(.03)	(.07)	(.05)	(.14)	(.09)
Net Capital Gains	(.16)	—	—	—	(.71)
Total Distributions	(.19)	(.07)	(.05)	(.14)	(.80)
Net Asset Value, End of Year	$20.29	$18.19	$18.84	$15.89	$12.38
Total Return††	12.60%	(3.08)%	18.94%	29.50%	(37.36)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$69.0	$67.6	$77.0	$71.6	$48.6
Ratio of Gross Expenses to Average Net Assets#	1.36%	1.38%	1.38%	1.38%	1.27%
Ratio of Net Expenses to Average Net Assets§	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	.73%	.16%	.37%	.16%	.48%
Portfolio Turnover Rate	32%	27%	35%	30%	32%
See Notes to Financial Highlights

21

Notes to Financial Highlights Guardian Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Guardian Portfolio Class I	1.11%	1.13%	1.13%	1.10%	1.01%
Guardian Portfolio Class S	1.25%	1.25%	1.25%	1.25%	1.25%

22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities of Guardian Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

23

Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President—Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

29

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

31

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2012 qualifies for the dividend received deduction for corporate shareholders.

The Fund hereby designates $665,371 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Guardian Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

32

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable non-proprietary funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the management fee. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

33

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

34

Neuberger Berman
Advisers Management Trust

International Portfolio

S Class Shares
Annual Report
December 31, 2012

F0509 02/13

International Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust (AMT) International Portfolio posted a total return of 18.48% for the fiscal year ended December 31, 2012, and outperformed its benchmark, the MSCI EAFE® Index, which posted a return of 17.90% for the same period.

During 2012, all major indices posted positive returns, with the U.S., international developed and emerging markets (EM) rising by a mid-teens percentage in U.S. dollar and local currency terms. The U.S. was the laggard of the three, while EM was the leader in dollar terms.

Macroeconomic uncertainty colored the markets throughout the year. Markets rallied in the first quarter, gave back most of their early gains in the second quarter, and then finished strongly during the second half of the year. The international markets were buoyed by a variety of positive indicators, such as a more cohesive eurozone and supportive European Central Bank (ECB), with Greece receiving the next tranche of bailout funds; a potentially stronger export-driven Japan aided by a weaker yen; and stabilizing Chinese industrial production.

As the market gained confidence that risk of a eurozone sovereign debt crisis was removed for the short-term, Financials rallied by more than 33%. Consumer Discretionary stocks—led by the automobile industry, which outperformed on growing U.S. and Asian sales—gained over 25%. Many European country indices were up by more than 20%, led by Belgium, Denmark and Germany. While there was some relief during the second half of the year, countries like Spain, Portugal and Greece lagged for the year. Weaker sectors included Telecommunication Services and Energy, which ended the year virtually flat.

Within the Portfolio, most sector, stock selection and allocation decisions were positive relative to the index, with stock selection in Industrials and Health Care being particularly beneficial. Though our Financials holdings were up by over 20% for the year, this sector was our only key area of relative underperformance. The Portfolio underperformed within Financials due to both our underexposure and stock selection away from the most volatile names. At present, we continue to view this area with caution on both regulatory and business model concerns. By country, Japanese holdings were our leading contributors, while German and Canadian holdings hurt relative returns.

Top contributors included Sulzer, Neo Material Technologies (which was sold during the fiscal year) and Samsung Electronics. Sulzer, the global pumps and surface coatings manufacturer, announced a healthy order book that demonstrated accelerating demand for its products. Neo Material Technologies, the rare-earth materials processer, received a takeover bid, and Samsung, the Korean consumer electronics and semiconductor manufacturer, continues to enjoy record sales of its smartphones.

Detractors for the year included Peyto Exploration (which was sold during the fiscal year), Goldcorp (which was sold prior to the end of the fourth quarter) and Willis Group Holdings. Peyto, a low-cost Canadian natural gas producer, was expected to lose its cost advantage to U.S. producers given their closer proximity to gas consumers. Goldcorp, a leading Canadian gold producer, declined on concerns about its 2013 - 2014 production growth and capital expenditure plans. Willis, the corporate insurance broker, disappointed with weaker-than-expected sales. We believe it may benefit from higher insurance rates going forward.

Most markets closed the year on a positive note, following supportive policy news across several geographies. As mentioned above, European markets rebounded on the back of the ECB, International Monetary Fund and European Union agreeing to disburse Greece's next tranche of bailout funds. Japan also rallied as the Liberal Democratic Party regained power with a promise to use looser monetary policy to boost the economy by ending the long-term deflationary environment, thereby weakening the yen and boosting exports. China's latest industrial activity seemed to have bottomed, which in turn galvanized emerging markets more broadly. U.S. markets fluctuated with confidence regarding a potentially sensible resolution of the fiscal cliff, ultimately yielding, what some economist estimated, a conceivable 1.5 - 2.0% drag on U.S. GDP. Although underlying economic growth is relatively weak for this stage in the cycle, markets in 2012 took confidence from central banks' commitment to reduce the "tail risk" of financial crisis in the U.S. and Europe.

1

While the markets may continue to rally on positive headlines, developed markets still face ongoing political and economic uncertainty. As a result, we remain focused on identifying businesses less dependent on an economic rebound, including companies with well-positioned brands and global operations, as we believe these firms are best able to manage through an economic recovery. At present we are finding value in select emerging markets companies that enjoy strong competitive advantages, such as innovative technologies and dominant market share in growing niches.

Industrials is our largest sector overweight, where we hold distribution businesses that we believe have strong recurring revenue streams. Our second leading overweight is in Materials, with a focus on precious metal miners and specialty chemical companies with pricing power and what we believe are relatively stable end markets. We are also slightly overweighted in the Consumer Discretionary sector at this time, where we currently favor auto-parts firms and media names that have historically generated recurring revenue streams. We remain underweighted in Financials, despite the easy monetary conditions that have driven this sector's market-leading performance in 2012. We remain of the view that higher capital requirements and weak demand limit the attractiveness of the major banks and insurers in the developed world. Geographically, our Financials exposure is currently tilted towards to the Nordic and emerging markets, where we believe the economies are on firmer ground and currency fundamentals are more robust than in the eurozone or Japan.

Overall, despite the 2012 market being driven by macroeconomics rather than company earnings, we were pleased with our stock selection and performance during the year. We continue to expect our bottom-up "quality at a reasonable price" discipline to form the foundation of a Portfolio that we believe can outperform over time.

Sincerely,

BENJAMIN SEGAL

PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

2

International Portfolio (Unaudited)
SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.7%
Consumer Staples	10.8
Energy	8.3
Financials	16.4
Health Care	9.7
Industrials	17.7
Information Technology	4.9
Materials	14.2
Telecommunication Services	3.8
Other	1.4
Short-Term Investments	0.1
Total	100.0%
PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2012
	Date	1 Year	5 Years	Life of Fund
International Portfolio Class S	04/29/2005	18.48%	–1.80%	4.15%
MSCI EAFE® Index1,2		17.90%	–3.21%	4.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 2010, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12
Class S	$1,000.00	$1,127.40	$8.02
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.60	$7.61

*  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments International Portfolio
NUMBER OF SHARES		VALUE†
Common Stocks (98.4%)
Australia (1.9%)
3,025	CSL Ltd.	$170,783
13,450	Iluka Resources Ltd.	129,981
42,020	Imdex Ltd.	75,284
		376,048
Belgium (1.9%)
1,934	Anheuser-Busch InBev NV	168,422
4,090	Colruyt SA	202,803
		371,225
Canada (7.2%)
4,042	Cenovus Energy, Inc.	135,275
9,682	Corus Entertainment, Inc., B Shares	239,252
2,780	Home Capital Group, Inc.	165,090
3,488	MacDonald, Dettwiler & Associates Ltd.	196,229
22,550	New Gold, Inc.	249,598	*
7,325	Silver Wheaton Corp.	264,074
3,132	Vermilion Energy, Inc.	163,637
		1,413,155
Chile (1.0%)
3,430	Sociedad Quimica y Minera de Chile SA ADR	197,705
China (2.8%)
295,900	China Liansu Group Holdings Ltd.	206,750
3,250	China Mobile Ltd. ADR	190,840
207,000	Industrial & Commercial Bank of China Ltd., H Shares	149,408
		546,998
Czech Republic (0.2%)
145	Komercni Banka A/S	30,653
Denmark (2.7%)
874	Novo Nordisk A/S Class B	142,319
7,755	Sydbank A/S	137,474	*
3,276	Tryg A/S	247,944
		527,737
France (6.0%)
2,530	Arkema SA	265,647
4,303	Eutelsat Communications SA	143,119
1,295	Pernod-Ricard SA	150,247
12,960	Rexel SA	265,067
4,096	Sodexo	346,106
		1,170,186
NUMBER OF SHARES		VALUE†
Germany (7.8%)
1,955	Brenntag AG	$257,562
990	Continental AG	115,388
3,801	Deutsche Boerse AG	233,085
12,415	Deutsche Telekom AG	141,319
2,130	Fresenius Medical Care AG & Co.	146,995
3,833	Gerresheimer AG	203,666	*
1,571	Linde AG	274,844
5,805	NORMA Group	161,046	ñ
		1,533,905
Indonesia (0.8%)
175,400	PT Bank Mandiri (Persero)Tbk	148,163
Ireland (0.7%)
4,450	DCC PLC	145,670
Israel (1.6%)
83,335	Bezeq Israeli Telecommunication Corp. Ltd.	96,527
4,620	Check Point Software Technologies Ltd.	220,097	*
		316,624
Japan (14.2%)
6,000	DAIKIN INDUSTRIES Ltd.	206,095
1,100	FANUC Corp.	204,654
396	Jupiter Telecommunications Co. Ltd.	491,026
18,600	KANSAI PAINT Co. Ltd.	200,450
49	Kenedix Realty Investment Corp.	170,817
700	KEYENCE Corp.	194,127
7,600	Nihon Kohden Corp.	230,917
3,100	PIGEON Corp.	148,356
1,200	SMC Corp.	217,985
2,300	SOFTBANK Corp.	84,275
4,800	SUGI HOLDINGS Co. Ltd.	169,341
7,800	Sundrug Co. Ltd.	266,794
4,600	TOYOTA MOTOR Corp.	214,802
		2,799,639
Korea (3.6%)
719	Hyundai Mobis	195,071	*
475	Samsung Electronics Co. Ltd. GDR	340,957
4,460	Shinhan Financial Group Ltd. ADR	163,415	*
		699,443
Netherlands (5.2%)
3,616	Akzo Nobel NV	239,367
15,790	Koninklijke Ahold NV	211,728
3,060	Nutreco NV	260,139
8,280	Unilever NV	316,823
		1,028,057
See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Norway (2.6%)
18,516	DnB ASA	236,665
59,500	Norwegian Property ASA	92,117
22,189	ProSafe SE	190,388
		519,170
Russia (1.6%)
1,015	NovaTek OAO GDR	124,000
14,985	Sberbank of Russia ADR	187,868
		311,868
Singapore (1.0%)
12,000	United Overseas Bank Ltd.	196,848
Sweden (3.3%)
2,135	Autoliv, Inc.	143,878
14,557	Elekta AB, B Shares	226,979
9,325	Nordea Bank AB	89,696
18,595	Telefonaktiebolaget LM Ericsson, B Shares	187,833
		648,386
Switzerland (12.5%)
1,041	Bucher Industries AG	205,943
244	Givaudan SA	257,856	*
245	Kaba Holding AG	103,960	*
3,484	Nestle SA	227,308
3,057	Novartis AG	193,121
865	Partners Group Holding AG	199,970
1,661	Roche Holding AG	335,823
147	SGS SA	326,496
93	Sika AG	215,104
2,465	Sulzer AG	390,133
		2,455,714
Turkey (0.5%)
124,063	Sinpas Gayrimenkul Yatirim Ortakligi A/S	98,704
United Kingdom (19.3%)
65,810	Afren PLC	142,807	*
40,152	Amlin PLC	249,612
7,940	BG Group PLC	132,438
6,230	BHP Billiton PLC	219,754
13,533	Bunzl PLC	223,995
24,735	Cairn Energy PLC	108,013	*
16,820	Diploma PLC	151,507
18,800	Direct Line Insurance Group PLC	66,088	*
11,057	Experian PLC	178,205
26,600	ICAP PLC	134,507
20,473	Informa PLC	150,928
48,549	Mitie Group PLC	208,698
8,830	Petrofac Ltd.	235,990
9,879	Reed Elsevier PLC	104,299
3,600	Rio Tinto PLC	209,972
50,155	RPS Group PLC	173,397
9,364	Subsea 7 SA	225,038

NUMBER OF SHARES		VALUE†
13,985	Synergy Health PLC	$248,086
8,448	Tullow Oil PLC	176,119
91,826	Vodafone Group PLC	231,150
7,130	Willis Group Holdings PLC	239,069
		3,809,672
	Total Common Stocks (Cost $16,701,447)	19,345,570
Exchange Traded Funds (1.3%)
5,300	ProShares UltraShort Yen (Cost $255,186)	269,081	*
Rights (0.0%)
Belgium (0.0%)
112,269	Anheuser-Busch InBev NV VVPR Strip (Cost $43)	148	*
Short-Term Investments (0.1%)
10,589	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $10,589)	10,589
	Total Investments (99.8%) (Cost $16,967,265)	19,625,388	##
	Cash, receivables and other assets, less liabilities (0.2%)	33,829
	Total Net Assets (100.0%)	$19,659,217
See Notes to Schedule of Investments

7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL PORTFOLIO (UNAUDITED)
Industry	Value†	Percentage of Net Assets
Chemicals	$1,650,973	8.4%
Commercial Banks	1,340,190	6.8%
Machinery	1,179,761	6.0%
Metals & Mining	1,148,663	5.8%
Media	1,128,624	5.8%
Oil, Gas & Consumable Fuels	982,289	5.0%
Food & Staples Retailing	850,666	4.3%
Food Products	804,270	4.1%
Insurance	802,713	4.1%
Trading Companies & Distributors	746,624	3.8%
Pharmaceuticals	671,263	3.4%
Energy Equipment & Services	651,416	3.3%
Building Products	516,805	2.6%
Wireless Telecommunication Services	506,265	2.6%
Professional Services	504,701	2.6%
Health Care Equipment & Supplies	457,896	2.3%
Auto Components	454,337	2.3%
Software	416,326	2.1%
Health Care Providers & Services	395,081	2.0%
Commercial Services & Supplies	382,095	2.0%
Hotels, Restaurants & Leisure	346,106	1.8%
Electronic Equipment, Instruments & Components	345,634	1.8%
Semiconductors & Semiconductor Equipment	340,957	1.7%
Capital Markets	334,477	1.7%
Beverages	318,817	1.6%
Real Estate Investment Trusts	269,521	1.4%
Exchange Traded Funds	269,081	1.3%
Diversified Telecommunication Services	237,846	1.2%
Diversified Financial Services	233,085	1.2%
Automobiles	214,802	1.1%
Life Sciences Tools & Services	203,666	1.0%
Communications Equipment	187,833	0.9%
Biotechnology	170,783	0.9%
Thrifts & Mortgage Finance	165,090	0.8%
Household Products	148,356	0.8%
Industrial Conglomerates	145,670	0.7%
Real Estate Management & Development	92,117	0.5%
Short-Term Investments and Other Assets—Net	44,418	0.3%
	$19,659,217	100.0%
See Notes to Schedule of Investments

8

Notes to Schedule of Investments International Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Treasury Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events,

See Notes to Financial Statements

9

Notes to Schedule of Investments International Portfolio (cont'd)
Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^
Australia	$—	$376,048	$—	$376,048
Belgium	—	371,225	—	371,225
Canada	1,413,155	—	—	1,413,155
Chile	197,705	—	—	197,705
China	190,840	356,158	—	546,998
Czech Republic	—	30,653	—	30,653
Denmark	—	527,737	—	527,737
France	—	1,170,186	—	1,170,186
Germany	—	1,533,905	—	1,533,905
Indonesia	—	148,163	—	148,163
Ireland	145,670	—	—	145,670
Israel	220,097	96,527	—	316,624
Japan	—	2,799,639	—	2,799,639
Korea	163,415	536,028	—	699,443
Netherlands	—	1,028,057	—	1,028,057
Norway	—	519,170	—	519,170
Russia	—	311,868	—	311,868
Singapore	—	196,848	—	196,848
Sweden	370,857	277,529	—	648,386
Switzerland	—	2,455,714	—	2,455,714
Turkey	—	98,704	—	98,704
United Kingdom	456,664	3,353,008	—	3,809,672
Total Common Stocks	3,158,403	16,187,167	—	19,345,570
Exchange Traded Funds	269,081	—	—	269,081
Rights^	148	—	—	148
Short-Term Investments	—	10,589	—	10,589
Total Investments	$3,427,632	$16,197,756	$—	$19,625,388
See Notes to Financial Statements

10

Notes to Schedule of Investments International Portfolio (cont'd)
^  The Schedule of Investments and Summary Schedule of Investments by Industry provides information on the country and industry categorization for the portfolio.

As of the year ended December 31, 2012, certain foreign equity securities were transferred from Level 1 to Level 2 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of December 31, 2011, $12,671,538 was transferred from Level 1 to Level 2.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $17,223,654. Gross unrealized appreciation of investments was $2,903,214 and gross unrealized depreciation of investments was $501,480, resulting in net unrealized appreciation of $2,401,734 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2012, these securities amounted to $161,046 or 0.8% of net assets for the Fund.

See Notes to Financial Statements

11

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
INTERNATIONAL PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$19,625,388
Foreign currency	7,781
Dividends receivable	44,533
Receivable for securities sold	64,622
Receivable for Fund shares sold	43
Receivable from Management—net (Note B)	12,624
Prepaid expenses and other assets	357
Total Assets	19,755,348
Liabilities
Payable for securities purchased	6,190
Payable for Fund shares redeemed	11,176
Payable to investment manager (Note B)	14,063
Accrued expenses and other payables	64,702
Total Liabilities	96,131
Net Assets	$19,659,217
Net Assets consist of:
Paid-in capital	$150,165,635
Undistributed net investment income (loss)	214,097
Accumulated net realized gains (losses) on investments	(133,378,312)
Net unrealized appreciation (depreciation) in value of investments	2,657,797
Net Assets	$19,659,217
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,980,699
Net Asset Value, offering and redemption price per share	$9.93
*Cost of investments	$16,967,265
Total cost of foreign currency	$7,767
See Notes to Financial Statements

12

Statement of Operations
Neuberger Berman Advisers Management Trust
INTERNATIONAL PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$568,301
Foreign taxes withheld	(47,330)
Total income	$520,971
Expenses:
Investment management fees (Note B)	169,507
Administration fees (Note B)	59,826
Distribution fees (Note B)	49,855
Audit fees	43,535
Custodian fees	79,979
Insurance expense	327
Legal fees	10,032
Shareholder reports	27,395
Trustees' fees and expenses	50,765
Miscellaneous	17,397
Total expenses	508,618
Expenses reimbursed by Management (Note B)	(208,062)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(2)
Total net expenses	300,554
Net investment income (loss)	$220,417
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	207,418
Foreign currency	(4,559)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,962,916
Foreign currency	(6,874)
Net gain (loss) on investments	3,158,901
Net increase (decrease) in net assets resulting from operations	$3,379,318
See Notes to Financial Statements

13

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	INTERNATIONAL PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$220,417	$259,427
Net realized gain (loss) on investments	202,859	876,370
Change in net unrealized appreciation (depreciation) of investments	2,956,042	(4,111,760)
Net increase (decrease) in net assets resulting from operations	3,379,318	(2,975,963)
Distributions to Shareholders From (Note A):
Net investment income	(160,166)	(1,454,260)
From Fund Share Transactions (Note D):
Proceeds from shares sold	1,222,280	2,732,858
Proceeds from reinvestment of dividends and distributions	160,166	1,454,260
Payments for shares redeemed	(4,844,614)	(4,681,550)
Redemption fees retained	—	162
Net increase (decrease) from Fund share transactions	(3,462,168)	(494,270)
Net Increase (Decrease) in Net Assets	(243,016)	(4,924,493)
Net Assets:
Beginning of year	19,902,233	24,826,726
End of year	$19,659,217	$19,902,233
Undistributed net investment income (loss) at end of year	$214,097	$150,471
See Notes to Financial Statements

14

Notes to Financial Statements International Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on

15

various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: foreign currency gains and losses and passive foreign investment company gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$3,375	$(3,375)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Total
2012	2011	2012	2011
$160,166	$1,454,260	$160,166	$1,454,260

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$282,639	$2,401,383	$(133,190,440)	$—	$(130,506,418)

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, forward contracts mark to market, passive foreign investment companies and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$69,603,692	$63,586,748

16

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $87,566.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Redemption of fund shares: Prior to May 1, 2011, the Fund charged a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of May 1, 2011, the Fund no longer charges a redemption fee.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $2.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the

17

Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2015 to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2012, such excess expenses amounted to $208,062. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, there was no repayment to Management under its contractual expense limitation. At December 31, 2012, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2013	2014	2015	Total
$217,800	$330,578	$208,062	$756,440

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the

18

LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended December 31, 2012, there were purchase and sale transactions (excluding short-term securities) of $6,433,079 and $9,565,998, respectively.

During the year ended December 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2012 and December 31, 2011 was as follows:

	For the Year Ended December 31,
	2012	2011
Shares Sold	134,733	267,940
Shares Issued on Reinvestment of Dividends and Distributions	16,931	164,695
Shares Redeemed	(526,971)	(477,844)
Total	(375,307)	(45,209)

Note E—Lines of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time.

At December 31, 2012, the Fund was a participant in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time.

The Fund had no loans outstanding pursuant to these lines of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize these lines of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

19

Financial Highlights
International Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$8.45	$10.34	$9.51	$7.29	$13.61
Income From Investment Operations:
Net Investment Income (Loss)‡	.10	.11	.13	.09	.32
Net Gains or Losses on Securities (both realized and unrealized)	1.46	(1.36)	1.90	2.43	(6.64)
Total From Investment Operations	1.56	(1.25)	2.03	2.52	(6.32)
Less Distributions From:
Net Investment Income	(.08)	(.64)	(1.20)	(.30)	—
Redemption FeesØØ	—	.00	.00	.00	.00
Net Asset Value, End of Year	$9.93	$8.45	$10.34	$9.51	$7.29
Total Return††	18.48%	(12.33)%	22.01%	34.51%	(46.44)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$19.7	$19.9	$24.8	$330.1	$246.9
Ratio of Gross Expenses to Average Net Assets#	2.55%	2.89%	1.65%	1.66%	1.59%
Ratio of Net Expenses to Average Net Assets§	1.51%	1.50%	1.50%	1.50%	1.53%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.11%	1.09%	1.42%	1.13%	2.78%
Portfolio Turnover Rate	33%	45%	61%	80%	149%
See Notes to Financial Highlights

20

Notes to Financial Highlights International Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2009, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had a .01% impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to May 1, 2011, redemption fees were charged on the Fund. Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,
2012	2011	2010	2009	2008
1.51%	1.50%	1.50%	1.50%	1.53%

21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of International Portfolio

We have audited the accompanying statement of assets and liabilities of International Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

22

Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President—Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

28

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Notice to Shareholders

0.33% of the dividends earned during the fiscal year ended December 31, 2012 qualifies for the dividends received deduction for corporate shareholders.

The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the fiscal year ended December 31, 2012, the Fund designates $44,396, or $0.02 per share outstanding, foreign taxes paid and $567,218, or $0.29 per share outstanding, foreign source income earned for Federal income tax purposes.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for International Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such

31

potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the profitability of Management and its affiliates from their association with the Fund and noted that Management incurred a loss on the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

32

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

33

Neuberger Berman
Advisers Management Trust
Large Cap Value Portfolio

(Formerly Partners Portfolio)

I Class Shares
Annual Report
December 31, 2012

B1010 02/13

Large Cap Value Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust (AMT) Large Cap Value Portfolio Class I generated a 16.60% total return for the fiscal year ended December 31, 2012, underperforming its benchmark, the Russell 1000® Value Index, which returned 17.51% for the same period.

Uncertainty regarding economic, regulatory and geopolitical matters was a recurring macro theme in 2012 that stood in contrast to a solid rise in equities over the year. During the first quarter of 2012, the credit crisis in Europe was a focal concern, yet the market soared on growing confidence that signs of economic improvement in the U.S. as well as strong corporate earnings and the encouraging Federal Reserve "Stress Test" results meant that U.S. businesses could withstand a downturn abroad. The market gave back some of these gains in the spring when the situation in Europe intensified, but the decline was short-lived and equities resumed their ascent during the summer months despite the lack of any meaningful macro improvement.

In the fourth quarter, the market dipped as uncertainty regarding the presidential election and approaching fiscal cliff dominated headlines. However, stocks again recovered much of these losses by the end of the period on positive developments both at home and abroad, which included signs of growth in China and additional progress in Europe to bolster its banking systems. The domestic economy also seemed to be heading towards steadier ground, with rising income and spending data, an improving employment picture and a brightening housing market. In addition, the whirlwind of activity in Congress surrounding the fiscal cliff seemed to suggest that the issue may get warded off for some time. Though equities on the whole produced a flat to negative return in the fourth quarter, market movements culminated in strong returns for the year.

Consumer Discretionary stocks led performance in the large cap value arena in 2012 as increased wages and a slowly improving housing market resulted in healthier spending on consumer goods and services. Financials also outperformed during the year driven in part by stepped-up efforts in Europe to support the banking industry. Meanwhile, depressed natural gas prices hurt the Utilities and Energy sectors, and the Information Technology (IT) sector lagged as the proliferation of smartphones and tablets squeezed profits for computer hardware producers.

Regarding the Portfolio, our holdings in the Financials sector produced the bulk of absolute returns for the year. Financials was also the greatest contributor to performance relative to the Russell 1000 Value Index, owing to our heavier exposure to this outperforming area as well as strong stock selection. An underweight allocation to Utilities further benefitted relative results.

Within Financials, the top drivers of Portfolio returns were Goldman Sachs, Citigroup and Bank of America. These holdings rose significantly from January to March alongside other large banks and brokers due largely to an improving economic environment as well as the release of the Fed "Stress Test" results which revealed the solid capital positions of many of these institutions, particularly Bank of America. These names also benefitted from greater confidence that the more solid banks and brokers in the U.S. could withstand or even profit from a deteriorating financial system in Europe. These stocks retreated along with their industry peers in April and May on weak domestic economic data, but then recovered nicely due to a continuation of the "risk-on" trade that ensued as the domestic economy improved in areas such as employment and housing and as concerns about Europe abated after the European Central Bank (ECB) asserted that it will do "whatever it takes" to support the region's financial system. In addition, within the sector itself, these names became more attractive relative to regional banks whose valuations appeared fuller and whose earnings were more vulnerable to persistently low interest rates. With regard to Utilities, we began 2012 underweighted in the sector and trimmed our position even further over the course of the year. Utility stocks greatly underperformed the general market during the period due in part to persistently low natural gas prices (which dragged down power prices charged by utility companies) as well as general sector rotation out of defensive investments and into more economically sensitive areas of the market.

On the downside, weaker stock returns relative to the Russell 1000 Value Index in IT, Energy and Industrials weighed on Portfolio performance for the period. One of our worst performing holdings in IT was Hewlett-Packard. The stock

1

tumbled over 40% during the year due mainly to ongoing revenue softness as a result of the challenging macro environment as well as company-specific execution issues. The company is in transition and although we viewed the stock as attractively valued, we sold our position during the year as we realized that signs of revival may be farther off than we anticipated, making other investment opportunities appear more attractive at this time. Within Energy, the greatest detractor from relative performance was Range Resources, an independent oil and gas company with the largest acreage position of all the drillers in the Marcellus basin—an area that boasts the best economics in the country for natural gas production. The stock underperformed during the year as it has been pressured by persistently low natural gas prices, and although the price of natural gas recovered somewhat over the past few months, it is still depressed relative to history. At present, we still believe the stock has a great deal of value, however, which we anticipate could be uncovered if Wall Street begins to more fully appreciate the company's strategic assets that enable it to produce natural gas economically in a low gas price environment. Within Industrials, the greatest loss came from CSX Corp, which declined along with other rail freight and transportation stocks due to weak coal demand and overall soft volumes as a result of the lackluster economy. Though economic growth may remain muted in the near term, we continue to see value in CSX owing in part to the company's potential to generate a great deal of cash in the future, which we believe may be returned to shareholders in the form of dividends and buybacks.

Going forward, we see a myriad of unknowns that could test the market yet we continue to draw a line between our view on the global macro environment and prudent stock picking. Among the challenges facing investors is the ongoing credit debacle in Europe; the debt ceiling debate and subsequent spending cuts in the U.S.; the sustainability of recent economic growth in China; a new regime in Japan dedicated to lowering the yen and making their exports more competitive; and ongoing unrest in the Middle East, which could flare up at any time and cause oil prices to spike. Furthermore, corporate revenue growth in the U.S. has begun to slow and it remains to be seen whether companies can continue to grow earnings in 2013 as they have done over the past few years. While we are keenly aware of the external matters at hand, we do not try to predict how or when these events will impact the stock market. Equity multiples on the whole are still low relative to history and we believe we can find value opportunities by seeking stocks that trade at what we consider to be discounted valuations relative to their normalized earnings power, but with a foreseeable catalyst that can reveal their true value over time. We adhere to this strategy regardless of the macro backdrop in an attempt to create a Portfolio that generates superior risk-adjusted returns over the long term. As always, we pay close attention to the correlation between holdings in an effort to reduce risk while maximizing potential returns.

Sincerely,

ELI M. SALZMANN

PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

2

Large Cap Value Portfolio (Unaudited)
SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	5.7%
Consumer Staples	0.6
Energy	18.9
Financials	31.2
Health Care	6.4
Industrials	14.4
Information Technology	6.7
Materials	10.8
Utilities	0.8
Short-Term Investments	4.5
Total	100.0%
PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 12/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value
Portolio Class I	03/22/1994	16.60%	–2.34%	7.54%	7.50%
Russell 1000® Value Index1,2		17.51%	0.59%	7.38%	8.65%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12
Class I	$1,000.00	$1,111.50	$6.21
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.25	$5.94

*  Expenses are equal to the annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Large Cap Value Portfolio
NUMBER OF SHARES		VALUE†
Common Stocks (95.6%)
Automobiles (1.7%)
80,632	Ford Motor Co.	$1,044,184
Beverages (0.6%)
10,596	Constellation Brands, Inc. Class A	374,992	*
Capital Markets (9.0%)
49,017	Bank of New York Mellon Corp.	1,259,737
46,809	Charles Schwab Corp.	672,177
14,802	Goldman Sachs Group, Inc.	1,888,143
41,850	Invesco Ltd.	1,091,867
32,791	Morgan Stanley	626,964
		5,538,888
Chemicals (4.1%)
11,714	Dow Chemical Co.	378,596
17,261	LyondellBasell Industries NV Class A	985,431
12,268	Monsanto Co.	1,161,166
		2,525,193
Commercial Banks (5.4%)
67,682	Regions Financial Corp.	481,896
17,413	SunTrust Banks, Inc.	493,658
58,908	Wells Fargo & Co.	2,013,475
16,629	Zions Bancorporation	355,861
		3,344,890
Communications Equipment (1.3%)
41,159	Cisco Systems, Inc.	808,774
Computers & Peripherals (0.6%)
8,032	SanDisk Corp.	349,874	*
Consumer Finance (0.4%)
6,464	Discover Financial Services	249,187
Containers & Packaging (0.8%)
7,275	Owens-Illinois, Inc.	154,739	*
18,098	Sealed Air Corp.	316,896
		471,635
NUMBER OF SHARES		VALUE†
Diversified Financial Services (12.8%)
131,361	Bank of America Corp.	$1,523,788
68,101	Citigroup, Inc.	2,694,075
74,610	J.P. Morgan Chase & Co.	3,280,602
8,322	Moody's Corp.	418,763
		7,917,228
Electric Utilities (0.8%)
16,336	PPL Corp.	467,700
Electrical Equipment (0.8%)
9,381	Emerson Electric Co.	496,818
Electronic Equipment, Instruments & Components (0.4%)
18,793	Corning, Inc.	237,168
Energy Equipment & Services (6.1%)
15,046	Diamond Offshore Drilling, Inc.	1,022,526
19,144	Halliburton Co.	664,106
62,007	McDermott International, Inc.	683,317	*
20,324	Schlumberger Ltd.	1,408,250
		3,778,199
Health Care Equipment & Supplies (1.4%)
93,081	Boston Scientific Corp.	533,354	*
5,224	Zimmer Holdings, Inc.	348,232
		881,586
Health Care Providers & Services (1.6%)
12,598	Aetna, Inc.	583,288
8,055	Cigna Corp.	430,620
		1,013,908
Hotels, Restaurants & Leisure (0.9%)
15,698	Carnival Corp.	577,215
Industrial Conglomerates (3.5%)
104,534	General Electric Co.	2,194,169
Insurance (3.7%)
28,687	American International Group, Inc.	1,012,651	*
31,197	Lincoln National Corp.	808,002
8,992	Reinsurance Group of America, Inc.	481,252
		2,301,905
Internet Software & Services (0.8%)
24,264	Yahoo! Inc.	482,854	*
See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
IT Services (0.5%)
7,189	Global Payments, Inc.	$325,662
Machinery (9.2%)
12,661	Caterpillar, Inc.	1,134,172
8,361	Cummins, Inc.	905,914
12,836	Deere & Co.	1,109,287
12,119	Dover Corp.	796,340
20,758	Joy Global, Inc.	1,323,945
9,707	PACCAR, Inc.	438,854
		5,708,512
Media (1.0%)
15,791	Comcast Corp. Class A	590,268
Metals & Mining (5.9%)
13,995	BHP Billiton Ltd. ADR	1,097,768
17,065	Freeport-McMoRan Copper & Gold, Inc.	583,623
25,659	Newmont Mining Corp.	1,191,604
18,535	Nucor Corp.	800,341
		3,673,336
Multiline Retail (0.7%)
6,931	Target Corp.	410,107
Oil, Gas & Consumable Fuels (12.8%)
6,417	Anadarko Petroleum Corp.	476,847
7,042	Cabot Oil & Gas Corp.	350,269
14,422	Chevron Corp.	1,559,595
42,710	Exxon Mobil Corp.	3,696,551
5,752	Pioneer Natural Resources Co.	613,106
19,647	Range Resources Corp.	1,234,421
		7,930,789
Pharmaceuticals (3.4%)
21,969	Johnson & Johnson	1,540,027
13,684	Merck & Co., Inc.	560,223
		2,100,250
Road & Rail (0.9%)
27,532	CSX Corp.	543,206
Semiconductors & Semiconductor Equipment (1.7%)
28,135	Intel Corp.	580,425
15,459	Texas Instruments, Inc.	478,301
		1,058,726
Software (1.4%)
20,398	Microsoft Corp.	545,238
10,018	Oracle Corp.	333,800
		879,038

NUMBER OF SHARES		VALUE†
Specialty Retail (1.4%)
22,720	Urban Outfitters, Inc.	$894,259	*
	Total Common Stocks (Cost $52,266,482)	59,170,520
Short-Term Investments (4.5%)
2,757,410	State Street Insitutional Liquid Reserves Fund Institutional Class (Cost $2,757,410)	2,757,410
	Total Investments (100.1%) (Cost $55,023,892)	61,927,930	##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(73,287)
	Total Net Assets (100.0%)	$61,854,643
See Notes to Schedule of Investments

7

Notes to Schedule of Investments Large Cap Value Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive")

See Notes to Financial Statements

8

Notes to Schedule of Investments Large Cap Value Portfolio (cont'd)
to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$59,170,520	$—	$—	$59,170,520
Short-Term Investments	—	2,757,410	—	2,757,410
Total Investments	$59,170,520	$2,757,410	$—	$61,927,930
^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2012.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $55,816,583. Gross unrealized appreciation of investments was $6,554,036 and gross unrealized depreciation of investments was $442,689, resulting in net unrealized appreciation of $6,111,347, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
LARGE CAP VALUE PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$61,927,930
Foreign currency	36,680
Dividends and interest receivable	57,977
Receivable for securities sold	1,134,017
Receivable for Fund shares sold	52,326
Prepaid expenses and other assets	14,497
Total Assets	63,223,427
Liabilities
Payable for securities purchased	974,473
Payable for Fund shares redeemed	288,344
Payable to investment manager (Note B)	28,641
Payable to administrator (Note B)	15,622
Accrued expenses and other payables	61,704
Total Liabilities	1,368,784
Net Assets	$61,854,643
Net Assets consist of:
Paid-in capital	$70,675,717
Undistributed net investment income (loss)	760,815
Accumulated net realized gains (losses) on investments	(16,492,393)
Net unrealized appreciation (depreciation) in value of investments	6,910,504
Net Assets	$61,854,643
Shares Outstanding ($.001 par value; unlimited shares authorized)	5,331,703
Net Asset Value, offering and redemption price per share	$11.60
*Cost of Investments	$55,023,892
Total cost of foreign currency	$30,215
See Notes to Financial Statements

10

Statement of Operations
Neuberger Berman Advisers Management Trust
LARGE CAP VALUE PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,526,947
Interest income—unaffiliated issuers	5,364
Foreign taxes withheld	(10,810)
Total income	$1,521,501
Expenses:
Investment management fees (Note B)	364,552
Administration fees (Note B)	198,846
Audit fees	43,535
Custodian fees	34,005
Insurance expense	4,507
Legal fees	32,854
Shareholder reports	26,450
Trustees' fees and expenses	50,824
Miscellaneous	4,908
Total expenses	760,481
Expenses reduced by custodian fee expense offset arrangement (Note A)	(10)
Total net expenses	760,471
Net investment income (loss)	$761,030
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	6,973,049
Foreign currency	90
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,893,265
Foreign currency	796
Net gain (loss) on investments	9,867,200
Net increase (decrease) in net assets resulting from operations	$10,628,230
See Notes to Financial Statements

11

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	LARGE CAP VALUE PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$761,030	$262,123
Net realized gain (loss) on investments	6,973,139	16,246,799
Change in net unrealized appreciation (depreciation) of investments	2,894,061	(26,555,817)
Net increase (decrease) in net assets resulting from operations	10,628,230	(10,046,895)
Distributions to Shareholders From (Note A):
Net investment income	(254,987)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,848,833	14,160,515
Proceeds from reinvestment of dividends and distributions	254,987	—
Payments for shares redeemed	(29,906,577)	(25,985,207)
Net increase (decrease) from Fund share transactions	(23,802,757)	(11,824,692)
Net Increase (Decrease) in Net Assets	(13,429,514)	(21,871,587)
Net Assets:
Beginning of year	75,284,157	97,155,744
End of year	$61,854,643	$75,284,157
Undistributed net investment income (loss) at end of year	$760,815	$254,682
See Notes to Financial Statements

12

Notes to Financial Statements Large Cap Value Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2012 was $3,774.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

13

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$90	$(90)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$254,987	$—	$—	$—	$254,987	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$760,815	$—	$6,117,813	$(15,699,702)	$—	$(8,821,074)

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2017
$15,699,702

14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $7,240,121.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $10.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets

15

in excess of $4 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2015 to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2012, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, there was no repayment to Management under its contractual expense limitation. At December 31, 2012, the Fund had no contingent liability to Management under its contractual expense limitation.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended December 31, 2012, there were purchase and sale transactions (excluding short-term securities) of $78,444,670 and $100,770,041, respectively.

During the year ended December 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2012 and December 31, 2011 was as follows:

	For the Year Ended December 31,
	2012	2011
Shares Sold	537,429	1,276,805
Shares Issued on Reinvestment of Dividends and Distributions	22,706	—
Shares Redeemed	(2,766,023)	(2,359,718)
Total	(2,205,888)	(1,082,913)

Note E—Line of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

17
Financial Highlights
Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$9.99	$11.27	$9.82	$7.11	$20.76
Income From Investment Operations:
Net Investment Income (Loss)‡	.12	.03	(.00)	.03	.08
Net Gains or Losses on Securities (both realized and unrealized)	1.54	(1.31)	1.52	3.98	(10.78)
Total From Investment Operations	1.66	(1.28)	1.52	4.01	(10.70)
Less Distributions From:
Net Investment Income	(.05)	—	(.07)	(.24)	(.09)
Net Capital Gains	—	—	—	(1.06)	(2.86)
Total Distributions	(.05)	—	(.07)	(1.30)	(2.95)
Net Asset Value, End of Year	$11.60	$9.99	$11.27	$9.82	$7.11
Total Return††	16.60%	(11.36)%	15.55%	56.23%	(52.37)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$61.9	$75.3	$97.2	$96.7	$217.9
Ratio of Gross Expenses to Average Net Assets#	1.15%	1.13%	1.11%	1.06%	.94%
Ratio of Net Expenses to Average Net Assets§	1.15%	1.13%	1.11%	1.05%	.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.15%	.29%	(.02)%	.34%	.53%
Portfolio Turnover Rate	124%	102%	43%	41%	38%
See Notes to Financial Highlights

18

Notes to Financial Highlights Large Cap Value Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,
2012	2011	2010	2009	2008
1.15%	1.13%	1.11%	1.05%	.95%

19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Large Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities of Large Cap Value Portfolio (formerly, Partners Portfolio), one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Cap Value Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

20

Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

26

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2012 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Large Cap Value Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

29

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable non-proprietary funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the management fee. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

30

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

31

Neuberger Berman
Advisers Management Trust
Mid Cap Growth Portfolio

I Class Shares
S Class Shares
Annual Report
December 31, 2012

B1013 02/13

Mid Cap Growth Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Growth Portfolio Class I generated a 12.41% total return for the fiscal year ended December 31, 2012, but underperformed its benchmark, the Russell Midcap® Growth Index, which returned 15.81% for the same period. Returns for the Portfolio's Class I and Class S shares are provided on page three.

The down-to-the-wire fiscal cliff negotiations and resulting deal were a fitting end to a year plagued by political acrimony and economic uncertainty. While the hard fought, but ultimately underwhelming, compromise does address several pertinent tax and entitlement issues, we believe this "not so grand bargain" falls far short of addressing the broader issues around our country's debt ceiling, budget imbalance and credit rating. From our perspective, the risk was never really about going over the cliff, but rather the failure to reach a comprehensive and forward-thinking solution in a reasonable period of time. Unfortunately, that risk still remains.

While confidence may have ebbed a bit during the year, consumer resiliency and sustainable gains in housing remained bright spots. With fiscal austerity looming, in our assessment the clear prescription for a healthier economy remains a rebound in corporate spending. However, ongoing concerns around the health of Europe's economies, China's growth engine and our government's fiscal game of chicken continue to foster a sub-optimal level of capital reinvestment that could risk competitiveness.

Setting aside the dysfunctional nature of Congress and the seemingly perpetual "walls of worry," it is important to remember that 2012 actually hosted a positive environment for equities. Highlighted by attractive valuations, solid earnings and efficient bottom-lines, the market rewarded the patience of domestic equity investors with attractive returns overall.

For the year as a whole, stock selection was the main driver of Portfolio underperformance versus the benchmark. With a "shoot first, ask questions later" mentality, we feel the market adopted an over reactionary stance to any fundamental softening.

The leading contributor to performance was SBA Communications, an owner and operator of wireless communications towers. SBA benefited from strong top-line growth and better than expected guidance. A few health care names were also top contributors, including Catalyst Health Solutions, a provider of pharmacy benefit management services, which stood out as it agreed to be acquired by another portfolio holding, SXC Health Solutions (which was later renamed Catamaran Corp. after the merger was completed), and Alexion Pharmaceuticals, a biotech company focused on rare, life-threatening disease states that was rewarded for its successful international rollout and positive early stage testing for new drug indications.

Within Information Technology, strong contributions came from Trimble Navigation, a provider of advanced positioning and resource management solutions that delivered efficiency gains and encouraging guidance during the fourth quarter, as well as Rackspace Hosting, a provider of cloud hosting services that successfully launched a new product that the market expects will provide momentum going into 2013.

Information Technology was also the source of three leading detractors from performance. Finisar Corporation, a provider of data network optical subsystems and components, lagged as an anticipated rebound in telecommunication spending failed to materialize. QLIK Technologies and Informatica Corporation, both business intelligence/information data companies, were negatively impacted by poor execution and concerns over Europe's economic crisis.

Our Energy holdings struggled as downward pressure on prices and demand hurt both SM Energy, focused on-shore exploration and production, and CARBO Ceramics, a producer of hydraulic fracturing ceramic proppant.

Within Consumer Discretionary, PVH Corp., an apparel company with various owned and licensed brands, delivered solid international results and a well-received acquisition of another portfolio holding, Warnaco Group. Unfortunately, this positive couldn't offset underperformance from other Consumer Discretionary names such as Vera Bradley, a designer and retailer of handbags and accessories that was plagued by poor execution, and Chipotle Mexican Grill, an

1

operator of over 1,200 restaurants, which tempered future guidance and proposed an unexpected change in organizational structure. Additionally, Gentex Corporation, a supplier of camera-based features and specialty rear-view mirrors, was the Portfolio's leading detractor from performance as it was negatively impacted by delays in the implementation of a mandate requiring cars to have back-up cameras.

With the exception of Informatica, we sold all the aforementioned detractors during the year.

Based on our expectations for 2013, our current view is that we are likely to remain overweighted in Industrials, Information Technology and Telecommunication Services and underweighted in Consumer Discretionary, Consumer Staples and Materials.

As we look ahead into the New Year, we just can't quite shake that feeling of déjà vu. We are once again faced with dire deadlines complicated by substantial ideological differences, an acrimonious political environment and an appalling disregard for effective political compromise. While the confidence and market gains from the fiscal cliff deal may prove fleeting, we feel it is important to remember a lesson of 2012—don't underestimate the resiliency of both our economy and the financial markets. We believe valuations are reasonable at this time and that higher-quality companies offering competitive attributes, along with compelling top-line growth that efficiently translates through to the bottom line, may well be rewarded by a market seeking positive differentiation. To that end, and in spite of the uncertainty that lies ahead, we remain cautiously optimistic that 2013 can be another positive year for mid-cap equities.

Sincerely,

KENNETH J. TUREK

PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

2

Mid Cap Growth Portfolio (Unaudited)
SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.9%
Consumer Staples	4.0
Energy	6.2
Financials	5.7
Health Care	14.2
Industrials	23.2
Information Technology	21.1
Materials	3.6
Telecommunication Services	4.3
Short-Term Investments	0.8
Total	100.0%
PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2012
	Date	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	12.41%	1.68%	9.97%	7.97%
Mid Cap Growth Portfolio Class S2	02/18/2003	12.14%	1.44%	9.70%	7.80%
Russell Midcap® Growth Index1,3		15.81%	3.23%	10.32%	6.21%
Russell Midcap® Index1,3		17.28%	3.57%	10.65%	8.02%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Portfolio's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12	Expense Ratio
Class I	$1,000.00	$1,031.30	$5.11	1.00%
Class S	$1,000.00	$1,030.00	$6.38	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.11	$5.08	1.00%
Class S	$1,000.00	$1,018.85	$6.34	1.25%
*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

Schedule of Investments Mid Cap Growth Portfolio
NUMBER OF SHARES		VALUE†
Common Stocks (98.8%)
Aerospace & Defense (3.5%)
75,000	BE Aerospace, Inc.	$3,705,000	*
81,250	HEICO Corp.	3,636,750
20,000	Precision Castparts Corp.	3,788,400
		11,130,150
Beverages (0.8%)
40,000	Beam, Inc.	2,443,600
Biotechnology (4.6%)
57,500	Alexion Pharmaceuticals, Inc.	5,394,075	*
52,500	ARIAD Pharmaceuticals, Inc.	1,006,950	*
20,000	BioMarin Pharmaceutical, Inc.	985,000	*
60,000	Cepheid, Inc.	2,028,600	*
55,000	Cubist Pharmaceuticals, Inc.	2,313,300	*
31,000	Medivation, Inc.	1,585,960	*
17,500	Onyx Pharmaceuticals, Inc.	1,321,775	*
		14,635,660
Building Products (0.9%)
100,000	Fortune Brands Home & Security, Inc.	2,922,000	*
Capital Markets (2.4%)
37,900	Affiliated Managers Group, Inc.	4,932,685	*
70,000	Raymond James Financial, Inc.	2,697,100
		7,629,785
Chemicals (2.8%)
60,000	Airgas, Inc.	5,477,400
43,000	Ashland, Inc.	3,457,630
		8,935,030
Commercial Services & Supplies (2.5%)
32,500	Clean Harbors, Inc.	1,787,825	*
65,000	Stericycle, Inc.	6,062,550	*
		7,850,375
Communications Equipment (1.2%)
55,000	Aruba Networks, Inc.	1,141,250	*
26,500	F5 Networks, Inc.	2,574,475	*
		3,715,725
Containers & Packaging (0.5%)
40,000	Packaging Corp. of America	1,538,800
Distributors (0.3%)
50,000	LKQ Corp.	1,055,000	*
NUMBER OF SHARES		VALUE†
Diversified Financial Services (1.1%)
29,400	IntercontinentalExchange, Inc.	$3,640,014	*
Diversified Telecommunication Services (0.6%)
75,000	tw telecom, Inc.	1,910,250	*
Electrical Equipment (4.8%)
151,350	AMETEK, Inc.	5,686,219
50,000	Generac Holdings, Inc.	1,715,500
51,500	Roper Industries, Inc.	5,741,220
60,000	Sensata Technologies Holding NV	1,948,800	*
		15,091,739
Electronic Equipment, Instruments & Components (2.1%)
110,500	Trimble Navigation Ltd.	6,605,690	*
Energy Equipment & Services (3.2%)
45,000	Cameron International Corp.	2,540,700	*
15,000	Core Laboratories NV	1,639,650
37,500	Oceaneering International, Inc.	2,017,125
55,000	Oil States International, Inc.	3,934,700	*
		10,132,175
Food & Staples Retailing (2.0%)
40,000	PriceSmart, Inc.	3,082,000
36,800	Whole Foods Market, Inc.	3,360,944
		6,442,944
Health Care Equipment & Supplies (2.7%)
24,500	Cooper Cos., Inc.	2,265,760
18,000	Edwards Lifesciences Corp.	1,623,060	*
6,000	Intuitive Surgical, Inc.	2,942,220	*
67,500	Volcano Corp.	1,593,675	*
		8,424,715
Health Care Providers & Services (2.8%)
116,000	Catamaran Corp.	5,464,760	*
30,000	DaVita HealthCare Partners, Inc.	3,315,900	*
		8,780,660
Health Care Technology (1.8%)
75,000	Cerner Corp.	5,823,000	*
Hotels, Restaurants & Leisure (1.4%)
28,000	Buffalo Wild Wings, Inc.	2,038,960	*
40,000	Starwood Hotels & Resorts Worldwide, Inc.	2,294,400
		4,333,360
See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Household Products (1.2%)
70,000	Church & Dwight Co., Inc.	$3,749,900
Internet & Catalog Retail (0.7%)
35,000	Expedia, Inc.	2,150,750
Internet Software & Services (2.9%)
77,000	Liquidity Services, Inc.	3,146,220	*
80,000	Rackspace Hosting, Inc.	5,941,600	*
		9,087,820
IT Services (3.0%)
27,500	Alliance Data Systems Corp.	3,980,900	*
52,500	Cognizant Technology Solutions Corp. Class A	3,887,625	*
27,500	Teradata Corp.	1,701,975	*
		9,570,500
Life Sciences Tools & Services (1.3%)
72,500	Illumina, Inc.	4,030,275	*
Machinery (2.8%)
16,000	Cummins, Inc.	1,733,600
105,000	Donaldson Co., Inc.	3,448,200
60,000	Pall Corp.	3,615,600
		8,797,400
Media (2.0%)
77,500	AMC Networks, Inc. Class A	3,836,250	*
40,000	Discovery Communications, Inc. Class A	2,539,200	*
		6,375,450
Metals & Mining (0.3%)
16,500	Carpenter Technology Corp.	851,895
Multiline Retail (1.0%)
80,000	Dollar Tree, Inc.	3,244,800	*
Oil, Gas & Consumable Fuels (2.9%)
82,500	Cabot Oil & Gas Corp.	4,103,550
20,500	Concho Resources, Inc.	1,651,480	*
150,000	Denbury Resources, Inc.	2,430,000	*
35,000	Oasis Petroleum, Inc.	1,113,000	*
		9,298,030
Pharmaceuticals (1.0%)
31,500	Perrigo Co.	3,276,945

NUMBER OF SHARES		VALUE†
Professional Services (2.5%)
50,000	Advisory Board Co.	$2,339,500	*
14,500	Towers Watson & Co. Class A	815,045
96,100	Verisk Analytics, Inc. Class A	4,901,100	*
		8,055,645
Real Estate Management & Development (1.3%)
47,500	Jones Lang LaSalle, Inc.	3,987,150
Road & Rail (3.2%)
26,500	Canadian Pacific Railway Ltd.	2,692,930
75,000	J.B. Hunt Transport Services, Inc.	4,478,250
34,500	Kansas City Southern	2,880,060
		10,051,240
Semiconductors & Semiconductor Equipment (3.1%)
80,000	Altera Corp.	2,755,200
130,000	Avago Technologies Ltd.	4,115,800
100,000	Cavium, Inc.	3,121,000	*
		9,992,000
Software (8.7%)
65,000	ANSYS, Inc.	4,377,100	*
70,000	Aspen Technology, Inc.	1,934,800	*
52,800	Citrix Systems, Inc.	3,471,600	*
24,500	Concur Technologies, Inc.	1,654,240	*
65,000	Informatica Corp.	1,970,800	*
65,000	MICROS Systems, Inc.	2,758,600	*
60,000	Red Hat, Inc.	3,177,600	*
20,000	Salesforce.com, Inc.	3,362,000	*
50,000	Splunk, Inc.	1,451,000	*
76,800	TIBCO Software, Inc.	1,690,368	*
19,000	Ultimate Software Group, Inc.	1,793,790	*
		27,641,898
Specialty Retail (8.7%)
50,000	Cabela's, Inc.	2,087,500	*
86,700	Dick's Sporting Goods, Inc.	3,943,983
42,500	DSW, Inc. Class A	2,791,825
39,000	O'Reilly Automotive, Inc.	3,487,380	*
32,500	PetSmart, Inc.	2,221,050
55,000	Ross Stores, Inc.	2,978,250
40,000	Tractor Supply Co.	3,534,400
95,000	Urban Outfitters, Inc.	3,739,200	*
65,000	Williams-Sonoma, Inc.	2,845,050
		27,628,638
Textiles, Apparel & Luxury Goods (2.7%)
25,000	Lululemon Athetica, Inc.	1,905,750	*
42,500	PVH Corp.	4,717,925
42,500	Under Armour, Inc. Class A	2,062,525	*
		8,686,200
See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Thrifts & Mortgage Finance (0.9%)
80,000	Ocwen Financial Corp.	$2,767,200	*
Trading Companies & Distributors (2.9%)
95,000	Fastenal Co.	4,435,550
39,200	MSC Industrial Direct Co., Inc. Class A	2,954,896
40,500	United Rentals, Inc.	1,843,560	*
		9,234,006
Wireless Telecommunication Services (3.7%)
65,000	Crown Castle International Corp.	4,690,400	*
100,000	SBA Communications Corp. Class A	7,102,000	*
		11,792,400
	Total Common Stocks (Cost $216,910,360)	313,310,814
Short-Term Investments (0.8%)
2,420,634	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,420,634)	2,420,634
	Total Investments (99.6%) (Cost $219,330,994)	315,731,448	##
	Cash, receivables and other assets, less liabilities (0.4%)	1,425,046
	Total Net Assets (100.0%)	$317,156,494
See Notes to Schedule of Investments

8

Notes to Schedule of Investments Mid Cap Growth Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

9

Notes to Schedule of Investments Mid Cap Growth Portfolio (cont'd)
values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$313,310,814	$—	$—	$313,310,814
Short-Term Investments	—	2,420,634	—	2,420,634
Total Investments	$313,310,814	$2,420,634	$—	$315,731,448

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

  The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2012.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $219,697,835. Gross unrealized appreciation of investments was $99,863,775 and gross unrealized depreciation of investments was $3,830,162, resulting in net unrealized appreciation of $96,033,613, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
MID CAP GROWTH PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$315,731,448
Dividends and interest receivable	18,174
Receivable for securities sold	960,484
Receivable for Fund shares sold	2,683,043
Prepaid expenses and other assets	4,143
Total Assets	319,397,292
Liabilities
Payable for securities purchased	1,070,617
Payable for Fund shares redeemed	820,617
Payable to investment manager (Note B)	145,264
Payable to administrator—net (Note B)	101,107
Accrued expenses and other payables	103,193
Total Liabilities	2,240,798
Net Assets	$317,156,494
Net Assets consist of:
Paid-in capital	$232,526,570
Accumulated net realized gains (losses) on investments	(11,770,501)
Net unrealized appreciation (depreciation) in value of investments	96,400,425
Net Assets	$317,156,494
Net Assets
Class I	$228,954,552
Class S	88,201,942
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	7,392,704
Class S	2,920,062
Net Asset Value, offering and redemption price per share
Class I	$30.97
Class S	30.21
* Cost of Investments	$219,330,994
See Notes to Financial Statements

11

Statement of Operations
Neuberger Berman Advisers Management Trust
MID CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,129,342
Interest income—unaffiliated issuers	11,886
Foreign taxes withheld	(8,505)
Total income	$2,132,723
Expenses:
Investment management fees (Note B)	1,766,658
Administration fees (Note B):
Class I	724,505
Class S	249,300
Distribution fees (Note B):
Class S	207,750
Audit fees	43,535
Custodian fees	105,417
Insurance expense	19,002
Legal fees	166,013
Reimbursement of expenses previously assumed by Management (Note B)	8,207
Shareholder reports	70,307
Trustees' fees and expenses	51,069
Miscellaneous	14,698
Total expenses	3,426,461
Expenses reduced by custodian fee expense offset arrangement (Note A)	(49)
Total net expenses	3,426,412
Net investment income (loss)	$(1,293,689)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	30,504,948
Foreign currency	(64)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	7,520,456
Foreign currency	(29)
Net gain (loss) on investments	38,025,311
Net increase (decrease) in net assets resulting from operations	$36,731,622
See Notes to Financial Statements

12

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	MID CAP GROWTH PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,293,689)	$(1,857,518)
Net realized gain (loss) on investments	30,504,884	40,544,868
Change in net unrealized appreciation (depreciation) of investments	7,520,427	(37,234,254)
Net increase (decrease) in net assets resulting from operations	36,731,622	1,453,096
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	16,627,978	13,672,447
Class S	25,694,233	16,391,288
Payments for shares redeemed:
Class I	(49,343,797)	(48,218,175)
Class S	(9,994,051)	(11,075,136)
Net increase (decrease) from Fund share transactions	(17,015,637)	(29,229,576)
Net Increase (Decrease) in Net Assets	19,715,985	(27,776,480)
Net Assets:
Beginning of year	297,440,509	325,216,989
End of year	$317,156,494	$297,440,509
Undistributed net investment income (loss) at end of year	$—	$—
See Notes to Financial Statements

13

Notes to Financial Statements Mid Cap Growth Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2012 was $253,347.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: net operating losses, non-taxable dividend adjustments to income and foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1,346,253)	$1,293,689	$52,564

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$96,033,584	$(11,403,660)	$—	$84,629,924

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$11,403,660

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $30,312,860.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

15

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $49.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

16

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Year Ended December 31, 2012
Class I	1.00%	12/31/15	$—
Class S	1.25%	12/31/15	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2018 for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, the Fund's Class S shares reimbursed Management $8,207, under its contractual expense limitation. At December 31, 2012, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At December 31, 2012, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2013	2014	Total
Class S	$5,522	$4,506	$10,028

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG

17

exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended December 31, 2012, there were purchase and sale transactions (excluding short-term securities) of $120,170,779 and $136,414,705, respectively.

During the year ended December 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2012 and December 31, 2011 was as follows:

For the Year Ended December 31, 2012

	Shares Sold	Shares Redeemed	Total
Class I	553,983	(1,626,755)	(1,072,772)
Class S	873,826	(336,962)	536,864

For the Year Ended December 31, 2011

	Shares Sold	Shares Redeemed	Total
Class I	478,220	(1,714,503)	(1,236,283)
Class S	587,530	(408,330)	179,200

Note E—Line of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

18

Financial Highlights
Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$27.55	$27.42	$21.25	$16.14	$28.50
Income From Investment Operations:
Net Investment Income (Loss)‡	(.10)	(.15)	(.11)	(.03)	(.12)
Net Gains or Losses on Securities (both realized and unrealized)	3.52	.28	6.28	5.14	(12.24)
Total From Investment Operations	3.42	.13	6.17	5.11	(12.36)
Net Asset Value, End of Year	$30.97	$27.55	$27.42	$21.25	$16.14
Total Return††	12.41%	.47%	29.04%	31.66%	(43.37)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$229.0	$233.2	$266.0	$234.1	$345.1
Ratio of Gross Expenses to Average Net Assets#	.99%	1.01%	1.02%	1.01%	.92%
Ratio of Net Expenses to Average Net Assets§	.99%	1.01%	1.02%	1.01%	.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.34)%	(.54)%	(.49)%	(.16)%	(.51)%
Portfolio Turnover Rate	38%	35%	46%	67%	62%
See Notes to Financial Highlights

19

Financial Highlights (cont'd)
Class S
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$26.94	$26.87	$20.87	$15.89	$28.13
Income From Investment Operations:
Net Investment Income (Loss)‡	(.17)	(.21)	(.16)	(.08)	(.17)
Net Gains or Losses on Securities (both realized and unrealized)	3.44	.28	6.16	5.06	(12.07)
Total From Investment Operations	3.27	.07	6.00	4.98	(12.24)
Net Asset Value, End of Year	$30.21	$26.94	$26.87	$20.87	$15.89
Total Return††	12.14%	.26%	28.75%	31.34%	(43.51)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$88.2	$64.2	$59.2	$43.2	$38.7
Ratio of Gross Expenses to Average Net Assets#	1.25%	1.26%	1.27%	1.27%	1.17%
Ratio of Net Expenses to Average Net Assets§	1.25%	1.25%	1.25%	1.25%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.57)%	(.78)%	(.73)%	(.44)%	(.77)%
Portfolio Turnover Rate	38%	35%	46%	67%	62%
See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Growth Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Had the Fund not received the class actions proceeds as listed in Note A-4, total return based on per share NAV for the year ended December 31, 2012 would have been 12.34% and 12.06% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Mid Cap Growth Portfolio Class I	.99%	1.01%	1.02%	1.01%	.92%
Mid Cap Growth Portfolio Class S	1.25%	1.25%	1.25%	1.25%	1.18%

After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2012
Mid Cap Growth Portfolio Class S	1.24%

21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

22

Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

28

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Mid-Cap Growth Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding Neuberger Berman's personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund

31

accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. In addition, the Board considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable non-proprietary funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the management fee. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that

32

it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

33

Neuberger Berman
Advisers Management Trust
Mid Cap Intrinsic Value Portfolio

(Formerly Regency Portfolio)

I Class Shares
S Class Shares
Annual Report
December 31, 2012

B1012 02/13

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Intrinsic Value Portfolio Class I generated a 15.53% total return for the fiscal year ended December 31, 2012, but underperformed its benchmark, the Russell Midcap® Value Index, which returned 18.51% for the same period. Returns for the Portfolio's Class I and Class S shares are provided on page three.

The robust stock market that prevailed during 2012 was primarily driven by a combination of attractive equity valuations and the continuation of enormous liquidity provided by global monetary authorities, in our view. During the fourth quarter, in an unprecedented move, the Federal Reserve announced its intention to keep the federal funds rate near 0% as long as the unemployment rate remained above 6.5% and inflation remained below 2.5%. The Fed replaced "Operation Twist" with outright bond buying and agreed to pump approximately $1 trillion per year in liquidity into the domestic economy. The European Central Bank (ECB) has also committed to its bond buying program (Outright Monetary Transactions) and is expected to lower interest rates in the coming months. As a result of this easy monetary policy, bond yields are currently at extremely low levels and stocks have become very attractive. Stock valuations are currently appealing, selling at around 12-13 times forward earnings at the end of 2012. Additionally, corporate balance sheets are in excellent shape and we see corporations returning cash to shareholders through dividends and share repurchases.

Despite valuations that we found to be attractive, we remained conservatively positioned during the year due to the very difficult macroeconomic backdrop. Our conservative positioning and our contrarian focus, coupled with our underweight in the Financial Services sector and our overweight in the Consumer Discretionary sector, contributed to our underperformance versus the benchmark. Our contrarian value style hurt returns as stocks that were out of favor and that we own (e.g., Best Buy, Staples, Safeway) continued to decline despite what appeared to be significant discounts to our estimates of intrinsic value.1 Our underweight in the Utilities sector and our overweight in Producer Durables helped relative returns. The Portfolio also benefited from a number of strategic events that created value: Tyco split into three separate companies; Sunoco agreed to be acquired by Energy Transfer Partners; Corrections Corp. of America announced its intention to convert to a REIT; Constellation Brands agreed to buy the 50% of Crown Imports that it didn't own; BMC Software agreed to put representatives of activist investor Elliot Associates on the Board; and Symantec's board of directors announced the hiring of a new CEO who intends to focus on creating shareholder value. Despite underperforming the index, we are pleased with the solid absolute returns achieved during 2012.

Notwithstanding the enormous amount of liquidity being pumped into the economy, and very attractive valuations, we believe worldwide economies remain fragile and we continue to be in a deleveraging cycle. Domestic economic growth has slowed, Europe appears to be in a prolonged recession, and emerging markets' growth rates have come down. These circumstances could put pressure on corporate earnings, which may limit the upside in stocks. While the budget deal reached by Congress on New Year's Day addresses some of the revenue issues by raising taxes, the new deal does not address the debt ceiling, government spending and entitlement programs. It is imperative that Congress address these open items over the next few months, but it is hard to imagine a big budget deal being worked out in Washington. This could create concern with investors, businesses and consumers alike. It is our current view that, over time, a comprehensive budget deal would have to include raising taxes further (or instituting comprehensive tax reform) and reducing spending (especially in entitlement programs), which could create a headwind for growth—a negative for equities. Finally, while we think the ECB to date has done an excellent job in containing the European crisis, huge structural issues have yet to be resolved and stock markets will continue to be subjected to negative headline risk.

As we look toward 2013, we anticipate three major factors will drive returns. First, we believe that the liquidity being pumped into worldwide economies is very powerful and, given the relative attraction of equities as compared to fixed income, stocks could have an upward bias. Secondly, we believe the M&A market is now heating up. Given the current low growth environment, companies that are very strong financially could turn to acquisitions during the year to bolster their growth rates. Our cash-generating franchise companies that are selling at significant discounts to our estimate of intrinsic value are usually attractive candidates for this anticipated M&A activity. Third, we anticipate a continued recovery in the housing and auto sectors, which could contribute to a prolonged improvement in the domestic economy.

1

On the negative side, the deleveraging cycle may continue to play out and an anticipated slowdown in the federal government could create a headwind. Additionally, given sluggish worldwide growth rates, corporate earnings growth may be limited, which would, in our opinion, constrain the market's upside. With equity valuations in our Portfolio historically cheap, we currently believe the Portfolio has the potential to achieve favorable returns moving forward.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

2

Mid Cap Intrinsic Value Portfolio (Unaudited)
SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.1%
Consumer Staples	6.8
Energy	3.3
Financial Services	15.0
Health Care	12.0
Producer Durables	25.3
Technology	13.2
Utilities	7.5
Short-Term Investments	4.8
Total	100.0%
PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2012
	Date	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	15.53%	1.60%	8.75%	6.58%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	15.37%	1.39%	8.59%	6.44%
Russell Midcap® Value Index1,3		18.51%	3.79%	10.63%	8.35%
Russell Midcap® Index1,3		17.28%	3.57%	10.65%	7.87%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Portfolio's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO
Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12	Expense Ratio
Class I	$1,000.00	$1,079.60	$5.59	1.07%
Class S	$1,000.00	$1,078.80	$6.53	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.76	$5.43	1.07%
Class S	$1,000.00	$1,018.85	$6.34	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio
NUMBER OF SHARES		VALUE†
Common Stocks (95.1%)
Aerospace & Defense (5.1%)
27,200	General Dynamics Corp.	$1,884,144
51,400	Rockwell Collins, Inc.	2,989,938
75,000	Spirit Aerosystems Holdings, Inc. Class A	1,272,750	*
		6,146,832
Auto Components (1.2%)
30,300	Lear Corp.	1,419,252
Beverages (1.0%)
33,600	Constellation Brands, Inc. Class A	1,189,104	*
Capital Markets (2.3%)
60,200	State Street Corp.	2,830,002
Commercial Banks (5.5%)
57,900	BankUnited, Inc.	1,415,076
52,800	BB&T Corp.	1,537,008
53,400	Comerica, Inc.	1,620,156
335,200	Huntington Bancshares, Inc.	2,141,928
		6,714,168
Commercial Services & Supplies (14.7%)
29,400	ADT Corp.	1,366,806
98,900	Avery Dennison Corp.	3,453,588
99,200	Brink's Co.	2,830,176
89,700	Corrections Corporation of America	3,181,659
139,500	Covanta Holding Corp.	2,569,590
93,100	Republic Services, Inc.	2,730,623
58,800	Tyco International Ltd.	1,719,900
		17,852,342
Communications Equipment (2.5%)
55,000	Motorola Solutions, Inc.	3,062,400
Construction & Engineering (2.3%)
94,400	KBR, Inc.	2,824,448
Electric Utilities (3.5%)
134,100	NV Energy, Inc.	2,432,574
35,800	Pinnacle West Capital Corp.	1,825,084
		4,257,658
NUMBER OF SHARES		VALUE†
Electronic Equipment, Instruments & Components (3.3%)
73,700	Dolby Laboratories, Inc. Class A	$2,161,621
294,300	Flextronics International Ltd.	1,827,603	*
		3,989,224
Energy Equipment & Services (1.8%)
38,300	Cameron International Corp.	2,162,418	*
Food & Staples Retailing (5.8%)
60,900	CVS Caremark Corp.	2,944,515
230,200	Safeway, Inc.	4,164,318
		7,108,833
Health Care Equipment & Supplies (4.4%)
49,800	Covidien PLC	2,875,452
37,500	Zimmer Holdings, Inc.	2,499,750
		5,375,202
Health Care Providers & Services (5.4%)
61,300	Cardinal Health, Inc.	2,524,334
26,800	Humana, Inc.	1,839,284
60,100	Omnicare, Inc.	2,169,610
		6,533,228
Health Care Technology (0.1%)
6,700	Allscripts Healthcare Solutions, Inc.	63,114	*
Hotels, Restaurants & Leisure (1.0%)
23,500	Wyndham Worldwide Corp.	1,250,435
IT Services (6.1%)
80,300	Amdocs Ltd.	2,729,397
72,600	Fidelity National Information Services, Inc.	2,527,206
160,300	Western Union Co.	2,181,683
		7,438,286
Machinery (3.2%)
108,300	ITT Corp.	2,540,718
61,500	Navistar International Corp.	1,338,855	*
		3,879,573
Media (3.4%)
182,900	Cablevision Systems Corp. Class A	2,732,526
38,300	Virgin Media, Inc.	1,407,525
		4,140,051
See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Multi-Utilities (4.0%)
114,000	CenterPoint Energy, Inc.	$2,194,500
37,000	Sempra Energy	2,624,780
		4,819,280
Multiline Retail (1.7%)
48,900	Kohl's Corp.	2,101,722
Oil, Gas & Consumable Fuels (1.5%)
16,638	Energy Transfer Partners L.P.	714,269
33,400	Southwestern Energy Co.	1,115,894	*
		1,830,163
Pharmaceuticals (2.1%)
81,600	Hospira, Inc.	2,549,184	*
Real Estate Investment Trusts (1.3%)
67,500	Starwood Property Trust, Inc.	1,549,800
Software (5.2%)
48,000	BMC Software, Inc.	1,903,680	*
58,600	Nuance Communications, Inc.	1,307,952	*
163,200	Symantec Corp.	3,069,792	*
		6,281,424
Specialty Retail (4.8%)
152,800	Best Buy Co., Inc.	1,810,680
105,300	Express, Inc.	1,588,977	*
213,400	Staples, Inc.	2,432,760
		5,832,417
Thrifts & Mortgage Finance (1.9%)
195,900	People's United Financial, Inc.	2,368,431
	Total Common Stocks (Cost $105,549,559)	115,568,991
Short-Term Investments (4.8%)
5,813,684	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $5,813,684)	5,813,684
	Total Investments (99.9%) (Cost $111,363,243)	121,382,675	##
	Cash, receivables and other assets, less liabilities (0.1%)	103,315
	Total Net Assets (100.0%)	$121,485,990
See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Intrinsic
Value Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m.,

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Intrinsic
Value Portfolio (cont'd)
Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$115,568,991	$—	$—	$115,568,991
Short-Term Investments	—	5,813,684	—	5,813,684
Total Investments	$115,568,991	$5,813,684	$—	$121,382,675

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2012.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $111,389,350. Gross unrealized appreciation of investments was $15,972,447 and gross unrealized depreciation of investments was $5,979,122, resulting in net unrealized appreciation of $9,993,325, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
MID CAP INTRINSIC VALUE PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$121,382,675
Dividends and interest receivable	172,570
Receivable for Fund shares sold	331,205
Prepaid expenses and other assets	827
Total Assets	121,887,277
Liabilities
Payable for Fund shares redeemed	231,472
Payable to investment manager (Note B)	56,127
Payable to administrator—net (Note B)	41,457
Accrued expenses and other payables	72,231
Total Liabilities	401,287
Net Assets	$121,485,990
Net Assets consist of:
Paid-in capital	$145,918,221
Undistributed net investment income (loss)	1,448,230
Accumulated net realized gains (losses) on investments	(35,899,893)
Net unrealized appreciation (depreciation) in value of investments	10,019,432
Net Assets	$121,485,990
Net Assets
Class I	$67,965,341
Class S	53,520,649
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,620,820
Class S	3,985,482
Net Asset Value, offering and redemption price per share
Class I	$12.09
Class S	13.43
*Cost of Investments	$111,363,243
See Notes to Financial Statements

10

Statement of Operations
Neuberger Berman Advisers Management Trust
MID CAP INTRINSIC VALUE PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,890,917
Interest income—unaffiliated issuers	4,292
Foreign taxes withheld	(13,724)
Total income	$2,881,485
Expenses:
Investment management fees (Note B)	677,685
Administration fees (Note B):
Class I	208,232
Class S	161,414
Distribution fees (Note B):
Class S	134,512
Audit fees	43,535
Custodian fees	54,470
Insurance expense	9,458
Legal fees	62,292
Shareholder reports	41,324
Trustees' fees and expenses	50,877
Miscellaneous	6,335
Total expenses	1,450,134
Expenses reimbursed by Management (Note B)	(36,201)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(19)
Total net expenses	1,413,914
Net investment income (loss)	$1,467,571
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	8,362,432
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	8,026,866
Net gain (loss) on investments	16,389,298
Net increase (decrease) in net assets resulting from operations	$17,856,869
See Notes to Financial Statements

11

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	MID CAP INTRINSIC VALUE PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,467,571	$620,133
Net realized gain (loss) on investments	8,362,432	50,071,971
Change in net unrealized appreciation (depreciation) of investments	8,026,866	(56,616,746)
Net increase (decrease) in net assets resulting from operations	17,856,869	(5,924,642)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(410,743)	(495,806)
Class S	(193,942)	(233,831)
Net realized gain on investments:
Class I	(17,680,175)	—
Class S	(12,932,617)	—
Total distributions to shareholders	(31,217,477)	(729,637)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	5,251,795	9,740,700
Class S	4,534,614	11,448,964
Proceeds from reinvestment of dividends and distributions:
Class I	18,090,918	495,806
Class S	13,126,559	233,831
Payments for shares redeemed:
Class I	(17,388,041)	(71,547,917)
Class S	(13,971,174)	(15,624,875)
Net increase (decrease) from Fund share transactions	9,644,671	(65,253,491)
Net Increase (Decrease) in Net Assets	(3,715,937)	(71,907,770)
Net Assets:
Beginning of year	125,201,927	197,109,697
End of year	$121,485,990	$125,201,927
Undistributed net investment income (loss) at end of year	$1,448,230	$604,304
See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2012 was $5,564.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

13

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to non-taxable dividend adjustments to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(18,960)	$18,960

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$604,685	$729,637	$30,612,792	$—	$31,217,477	$729,637

As of December 31, 2012, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,448,230	$—	$9,993,325	$(35,873,786)	$—	$(24,432,231)

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$35,873,786

14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

Under current tax law, the use of these losses to offset future gains may be limited.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $8,385,896.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2012, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended December 31, 2012, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $19.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management but excluding interest,

16

taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Year Ended December 31, 2012
Class I	1.50%	12/31/15	$—
Class S	1.25%	12/31/20	36,201

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, there was no repayment to Management under its contractual expense limitation. At December 31, 2012, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At December 31, 2012, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2013	2014	2015	Total
Class S	$31,454	$41,438	$36,201	$109,093

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended December 31, 2012, there were purchase and sale transactions (excluding short-term securities) of $35,465,537 and $52,933,254, respectively.

During the year ended December 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

17

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2012 and December 31, 2011 was as follows:

For the Year Ended December 31, 2012

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	374,927	1,530,534	(1,196,050)	709,411
Class S	289,590	999,738	(884,415)	404,913

For the Year Ended December 31, 2011

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	632,083	36,296	(4,520,876)	(3,852,497)
Class S	736,152	15,821	(941,055)	(189,082)

Note E—Line of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

18

Financial Highlights
Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$14.26	$15.36	$12.26	$8.60	$16.23
Income From Investment Operations:
Net Investment Income (Loss)‡	.18	.06	.07	.07	.10
Net Gains or Losses on Securities (both realized and unrealized)	1.94	(1.06)	3.13	3.93	(7.53)
Total From Investment Operations	2.12	(1.00)	3.20	4.00	(7.43)
Less Distributions From:
Net Investment Income	(.10)	(.10)	(.10)	(.18)	(.17)
Net Capital Gains	(4.19)	—	—	(.16)	(.03)
Total Distributions	(4.29)	(.10)	(.10)	(.34)	(.20)
Net Asset Value, End of Year	$12.09	$14.26	$15.36	$12.26	$8.60
Total Return††	15.53%	(6.50)%	26.18%	46.56%	(45.82)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$68.0	$70.0	$134.6	$86.1	$74.8
Ratio of Gross Expenses to Average Net Assets#	1.07%	1.07%	1.06%	1.06%	.96%
Ratio of Net Expenses to Average Net Assets§	1.07%	1.07%	1.06%	1.06%	.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	.42%	.54%	.67%	.76%
Portfolio Turnover Rate	29%	95%	39%	51%	66%
See Notes to Financial Highlights

19

Financial Highlights (cont'd)
Class S
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$15.41	$16.59	$13.21	$9.22	$17.37
Income From Investment Operations:
Net Investment Income (Loss)‡	.17	.05	.04	.06	.08
Net Gains or Losses on Securities (both realized and unrealized)	2.10	(1.16)	3.39	4.20	(8.06)
Total From Investment Operations	2.27	(1.11)	3.43	4.26	(7.98)
Less Distributions From:
Net Investment Income	(.06)	(.07)	(.05)	(.11)	(.14)
Net Capital Gains	(4.19)	—	—	(.16)	(.03)
Total Distributions	(4.25)	(.07)	(.05)	(.27)	(.17)
Net Asset Value, End of Year	$13.43	$15.41	$16.59	$13.21	$9.22
Total Return††	15.37%	(6.70)%	25.99%	46.16%	(45.95)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$53.5	$55.2	$62.5	$57.8	$119.7
Ratio of Gross Expenses to Average Net Assets#	1.32%	1.32%	1.30%	1.29%	1.22%
Ratio of Net Expenses to Average Net Assets§	1.25%	1.25%	1.25%	1.25%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.09%	.32%	.30%	.61%	.58%
Portfolio Turnover Rate	29%	95%	39%	51%	66%
See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Mid Cap Intrinsic Value Portfolio Class I	1.07%	1.07%	1.06%	1.06%	.97%
Mid Cap Intrinsic Value Portfolio Class S	1.25%	1.25%	1.25%	1.25%	1.23%

21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Mid Cap Intrinsic Value Portfolio

We have audited the accompanying statement of assets and liabilities of Mid Cap Intrinsic Value Portfolio (formerly, Regency Portfolio), one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Intrinsic Value Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

22

Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

28

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2012 qualifies for the dividends received deduction for corporate shareholders.

The Fund hereby designates $30,612,792 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Mid Cap Intrinsic Value Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

31

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable non-proprietary funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the management fee. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

32

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

33

Neuberger Berman
Advisers Management Trust
Short Duration Bond Portfolio

I Class Shares
Annual Report
December 31, 2012

B1011 02/13

Short Duration Bond Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Short Duration Bond Portfolio posted a 4.61% total return for the fiscal year ended December 31, 2012 and outperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which returned 1.26% for the same period.

Shifting investor sentiment due to mixed economic data, the European sovereign debt crisis and uncertainties regarding future central bank policy resulted in periods of market volatility during the year. However, investors who took on greater risk were generally rewarded. While there were several setbacks in the non-Treasury market, these proved to be only temporary in nature, as demand was typically strong from investors looking to generate incremental yield. Also supporting non-Treasuries were actions taken by the Federal Reserve (Fed) to stimulate the economy. In September 2012, the Fed introduced a third round of quantitative easing (QE3). At its final meeting of the year in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (MBS) as well as $45 billion per month of longer-term Treasuries. The Fed also announced that it would keep the federal funds rate on hold as long as the unemployment rate remained above 6.5% and that inflation remained "no more than a half percentage point above the Committee's 2.0% longer-run goal."

The Portfolio's overweight to non-Treasuries versus the benchmark was the largest driver of its outperformance during the reporting period. The largest contributor to results was the Portfolio's exposure to non-agency MBS, followed by allocations to commercial mortgage-backed securities (CMBS) and investment grade corporate bonds. Within the investment grade corporate bond market, our holdings in the financials subsector was the most beneficial. Elsewhere, the Portfolio's defensive yield curve positioning was rewarded. Detracting slightly from results was the Portfolio's zero allocation to agency debt securities, as they outperformed equal-duration Treasuries.

There were several adjustments made to the Portfolio from a sector perspective during the reporting period. We reduced our exposure to non-agency MBS to capture profits and pare the Portfolio's overall risk exposure. Our allocation to agency MBS was also reduced. In contrast, we increased the allocation to corporate bonds, primarily by taking advantage of opportunities in the new issue market. Treasury futures were used during a portion of the period to assist in managing our duration positioning. We closed this position in February 2012.

The ultimate resolution of the fiscal cliff-related government spending cuts and the raising of the debt ceiling remain wild cards for the U.S. economy in 2013. It's now clear that the grand bargain scenario for the fiscal cliff was wishful thinking and angst regarding the debt ceiling appears likely. As such, it may be some time before we have total clarity on these issues. Regardless of how they play out, certain taxes are increasing and government spending cuts will occur. Both of these factors will weigh on the economy in 2013. Nonetheless, while it is difficult to project with complete confidence, it is our belief that the U.S. economy will continue to modestly expand in 2013.

As we saw during much of 2012, a relatively weak economic backdrop doesn't necessarily mean the fixed income markets will perform poorly in 2013. In fact, at present we believe the spread sectors will generally post positive results in 2013. Given our view that we will have a prolonged period of low interest rates, we currently believe that spread sector demand will remain solid, albeit punctuated by periods of risk aversion. Given the magnitude of spread tightening since the credit crisis, we currently believe that spread sector returns in 2013 will probably not be as robust as in recent years. However, we anticipate maintaining our long-held strategy of overweighting the spread sectors, as we feel it is a prudent approach for long-term investors.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS
Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

1

Short Duration Bond Portfolio (Unaudited)
PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	19.9%
Corporate Debt Securities	39.9
Mortgage-Backed Securities	26.9
U.S. Treasury Securities	12.9
Short-Term Investments	0.6
Liabilities, less cash, receivables and other assets	(0.2)
Total	100.0%
PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 12/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Short Duration Bond Portfolio Class I	09/10/1984	4.61%	1.62%	2.16%	5.51%
Barclays 1-3 Year U.S. Government/ Credit Index1,2		1.26%	2.88%	3.13%	6.17%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the Credit Index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO
Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12
Class I	$1,000.00	$1,018.70	$4.26
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.91	$4.27

*  Expenses are equal to the annualized expense ratio of .84%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Short Duration Bond Portfolio
PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (12.9%)
$11,600,000	U.S. Treasury Notes, 0.38%, due 7/31/13 & 11/15/15	$11,612,344
12,220,000	U.S. Treasury Notes, 2.13%, due 11/30/14	12,653,431
5,020,000	U.S. Treasury Notes, 0.25%, due 9/15/15 & 12/15/15	5,006,282
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $29,427,253)	29,272,057
Mortgage-Backed Securities (26.9%)
Adjustable Jumbo Balance (1.0%)
2,270,822	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 2.69%, due 12/25/34	2,270,018	µ
Adjustable Mixed Balance (2.7%)
2,768,389	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 2.86%, due 9/20/36	1,675,398	µ
1,895,575	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.96%, due 5/25/34	1,829,416	µ
2,424,351	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.71%, due 11/25/35	2,111,952	µ
458,682	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.34%, due 6/19/34	434,541	µ
		6,051,307
Commercial Mortgage-Backed (16.5%)
2,760,146	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	2,766,881
596,745	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.74%, due 3/15/49	630,796	µ
509,031	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	522,608	µ
4,650,000	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	4,709,027
2,156,901	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	2,220,213
3,968,266	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	4,034,317	ñ
4,225,000	LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class C, 5.07%, due 7/15/37	4,338,555	µ
2,327,387	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	2,396,830	ñ
4,348,177	Morgan Stanley Capital I, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	4,467,504
856,781	Prudential Commercial Mortgage Trust, Ser. 2003-PWR1, Class A2, 4.49%, due 2/11/36	856,602
7,250,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	7,381,269
109,539	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C7, Class A1, 4.24%, due 10/15/35	109,898	ñ
282,107	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.31%, due 12/15/44	282,014	µ
2,584,162	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	2,648,665	ñ
		37,365,179
Mortgage-Backed Non-Agency (1.9%)
998,359	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	1,032,036	ñ
2,675,741	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	2,780,365	ñ
532,620	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	570,467	ñ
		4,382,868
Fannie Mae (2.7%)
713,205	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 0.43%, due 9/26/33	703,542	µ
5,138,633	Pass-Through Certificates, 4.50%, due 5/1/41	5,568,683
		6,272,225
See Notes to Schedule of Investments

5

PRINCIPAL AMOUNT		VALUE†
Freddie Mac (2.1%)
$8,704	Pass-Through Certificates, 10.00%, due 4/1/20	$8,732
4,405,611	Pass-Through Certificates, 4.50%, due 11/1/39	4,727,626
		4,736,358
	Total Mortgage-Backed Securities (Cost $62,546,539)	61,077,955
Corporate Debt Securities (39.9%)
Aerospace & Defense (0.2%)
445,000	United Technologies Corp., Senior Unsecured Notes, 1.20%, due 6/1/15	451,371
Auto Manufacturers (1.0%)
2,215,000	Daimler Finance N.A. LLC, Guaranteed Notes, 1.65%, due 4/10/15	2,242,169	ñ
Banks (11.6%)
980,000	American Express Centurion Bank, Guaranteed Notes, 0.88%, due 11/13/15	979,280
3,130,000	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	3,223,168
1,540,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.25%, due 10/15/13	1,593,918
1,280,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	1,288,994
6,300,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.88%, due 3/20/15	6,413,268
2,975,000	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 6.00%, due 5/13/14	3,150,436
4,875,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	4,958,991
1,905,000	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	1,932,840
2,780,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	2,805,754
		26,346,649
Beverages (2.0%)
3,350,000	Anheuser-Busch Cos., LLC, Guaranteed Unsecured Notes, 4.95%, due 1/15/14	3,499,879
475,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 1.50%, due 7/14/14	481,861
250,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 0.80%, due 7/15/15	250,654
280,000	Heineken NV, Senior Notes, 0.80%, due 10/1/15	280,523	ñ
		4,512,917
Commercial Services (0.9%)
1,760,000	ERAC USA Finance LLC, Guaranteed Notes, 2.25%, due 1/10/14	1,777,933	ñ
305,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	307,045	ñ
		2,084,978
Computers (2.2%)
5,050,000	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	5,092,556
Diversified Financial Services (8.7%)
2,400,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	2,443,334
1,900,000	American Honda Finance Corp., Unsecured Notes, 1.00%, due 8/11/15	1,910,710	ñ
2,165,000	Caterpillar Financial Services Corp., Senior Unsecured Notes, 1.65%, due 4/1/14	2,196,358
875,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	884,386
6,500,000	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	6,966,148
1,405,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	1,408,688	ñ
1,900,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	1,908,354
1,980,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	1,993,282
		19,711,260
Food (0.3%)
660,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	671,728	ñ
See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE†
Insurance (0.6%)
$1,310,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	$1,324,748
Internet (0.6%)
1,310,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	1,309,210
Media (4.4%)
3,250,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	3,470,090
3,430,000	NBC Universal Media LLC, Senior Unsecured Notes, 2.10%, due 4/1/14	3,492,776
2,810,000	Time Warner Cable, Inc., Guaranteed Notes, 3.50%, due 2/1/15	2,967,750
		9,930,616
Mining (0.6%)
1,280,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	1,295,434
Oil & Gas (0.3%)
615,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	615,496
Pharmaceuticals (2.4%)
3,420,000	AbbVie, Inc., Guaranteed Notes, 1.20%, due 11/6/15	3,442,849	ñ
1,555,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	1,584,009	ñ
500,000	McKesson Corp., Senior Unsecured Notes, 0.95%, due 12/4/15	500,703
		5,527,561
Pipelines (0.7%)
815,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	820,005
875,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	879,957
		1,699,962
Retail (1.4%)
3,100,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	3,243,409
Telecommunications (2.0%)
2,135,000	AT&T, Inc., Senior Unsecured Notes, 0.88%, due 2/13/15	2,145,009
2,275,000	Verizon Communications, Inc., Senior Unsecured Notes, 0.70%, due 11/2/15	2,275,571
		4,420,580
	Total Corporate Debt Securities (Cost $89,031,000)	90,480,644
Asset-Backed Securities (19.9%)
1,331,135	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	1,333,772
2,005,661	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	2,012,883
6,825,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.45%, due 5/15/20	6,838,138	µ
4,000,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.47%, due 2/25/37	1,967,164	µ
4,382,734	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	4,392,648
4,581,198	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	4,598,932
3,875,000	Mercedes-Benz Auto Receivables Trust, Ser. 2012-1, Class A2, 0.37%, due 3/16/15	3,876,480
1,894,381	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	1,898,835
5,375,000	Nissan Auto Receivables Owner Trust, Ser. 2012-B, Class A2, 0.39%, due 4/15/15	5,377,037
3,712,074	SLM Student Loan Trust, Ser. 2004-5, Class A4, 0.47%, due 1/25/21	3,709,561	µ
5,692,325	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.40%, due 4/25/23	5,685,226	µ
4,057,384	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.38%, due 6/25/36	3,310,939	µ
	Total Asset-Backed Securities (Cost $47,573,009)	45,001,615
See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Short-Term Investments (0.6%)
1,247,138	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,247,138)	$1,247,138
	Total Investments (100.2%) (Cost $229,824,939)	227,079,409	##
	Liabilities, less cash, receivables and other assets [(0.2%)]	(486,706)
	Total Net Assets (100.0%)	$226,592,703
See Notes to Schedule of Investments

8

Notes to Schedule of Investments Short Duration Bond Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

9

Notes to Schedule of Investments Short Duration Bond Portfolio (cont'd)
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$29,272,057	$—	$29,272,057
Mortgage-Backed Securities^	—	61,077,955	—	61,077,955
Corporate Debt Securities^	—	90,480,644	—	90,480,644
Asset-Backed Securities	—	45,001,615	—	45,001,615
Short-Term Investments	—	1,247,138	—	1,247,138
Total Investments	$—	$227,079,409	$—	$227,079,409

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2012.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $231,509,626. Gross unrealized appreciation of investments was $1,392,115 and gross unrealized depreciation of investments was $5,822,332, resulting in net unrealized depreciation of $4,430,217, based on cost for U.S. federal income tax purposes.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2012 and their final maturity dates.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2012, these securities amounted to $27,198,232 or 12.0% of net assets for the Fund.

See Notes to Financial Statements

10

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
SHORT DURATION BOND PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$227,079,409
Interest receivable	1,349,801
Receivable for securities sold	3,123,413
Receivable for Fund shares sold	149,806
Prepaid expenses and other assets	4,681
Total Assets	231,707,110
Liabilities
Payable for securities purchased	3,489,917
Payable for Fund shares redeemed	1,392,604
Payable to investment manager (Note B)	48,755
Payable to administrator (Note B)	78,008
Accrued expenses and other payables	105,123
Total Liabilities	5,114,407
Net Assets	$226,592,703
Net Assets consist of:
Paid-in capital	$305,531,117
Undistributed net investment income (loss)	4,925,310
Accumulated net realized gains (losses) on investments	(81,118,194)
Net unrealized appreciation (depreciation) in value of investments	(2,745,530)
Net Assets	$226,592,703
Shares Outstanding ($.001 par value; unlimited shares authorized)	20,686,875
Net Asset Value, offering and redemption price per share	$10.95
*Cost of Investments	$229,824,939
See Notes to Financial Statements

11

Statement of Operations
Neuberger Berman Advisers Management Trust
SHORT DURATION BOND PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$4,905,909
Foreign taxes withheld	(674)
Total income	$4,905,235
Expenses:
Investment management fees (Note B)	609,032
Administration fees (Note B)	974,452
Audit fees	53,585
Custodian fees	89,242
Insurance expense	13,994
Legal fees	124,504
Shareholder reports	58,466
Trustees' fees and expenses	51,014
Miscellaneous	16,629
Total expenses	1,990,918
Expenses reduced by custodian fee expense offset arrangement (Note A)	(108)
Total net expenses	1,990,810
Net investment income (loss)	$2,914,425
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(6,919,121)
Financial futures contracts	(4,306)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	15,038,873
Financial futures contracts	(2,109)
Net gain (loss) on investments	8,113,337
Net increase (decrease) in net assets resulting from operations	$11,027,762
See Notes to Financial Statements

12

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	SHORT DURATION BOND PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,914,425	$4,712,102
Net realized gain (loss) on investments	(6,923,427)	(3,412,879)
Change in net unrealized appreciation (depreciation) of investments	15,036,764	(350,022)
Net increase (decrease) in net assets resulting from operations	11,027,762	949,201
Distributions to Shareholders From (Note A):
Net investment income	(7,045,678)	(9,927,354)
From Fund Share Transactions (Note D):
Proceeds from shares sold	29,582,967	23,227,502
Proceeds from reinvestment of dividends and distributions	7,045,678	9,927,354
Payments for shares redeemed	(59,582,782)	(65,920,504)
Net increase (decrease) from Fund share transactions	(22,954,137)	(32,765,648)
Net Increase (Decrease) in Net Assets	(18,972,053)	(41,743,801)
Net Assets:
Beginning of year	245,564,756	287,308,557
End of year	$226,592,703	$245,564,756
Undistributed net investment income (loss) at end of year	$4,925,310	$7,045,031
See Notes to Financial Statements

13

Notes to Financial Statements Short Duration Bond Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

14

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: paydown gains and losses, amortization of bond premium and capital loss carryforwards expiring. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(2,710,071)	$2,011,532	$698,539

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Total
2012	2011	2012	2011
$7,045,678	$9,927,354	$7,045,678	$9,927,354

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,925,310	$(4,430,217)	$(79,433,507)	$—	$(78,938,414)

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of amortization of bond premium, wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2013	2014	2015	2016	2017	2018
$4,632,986	$3,820,726	$514,506	$—	$45,541,698	$7,896,656

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$16,065,672	$961,263

15

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

The Fund had $2,710,070 of capital loss carryforwards that expired during the year ended December 31, 2012.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the year ended December 31, 2012, the Fund's use of derivatives was limited to financial futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the year ended December 31, 2012, the Fund entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. There were no financial futures contracts outstanding at December 31, 2012.

16

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the year ended December 31, 2012, the average notional value of financial futures contracts for long positions was $1,525,673.

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2012, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statement of Operations Location
Futures Contracts	$(4,306)	Net realized
Total Realized Gain (Loss)	$(4,306)	gain (loss) on: financial futures contracts

Change in Appreciation (Depreciation)

	Interest Rate Risk
Futures Contracts	$(2,109)	Change in net unrealized
Total Change in Appreciation (Depreciation)	$(2,109)	appreciation (depreciation) in value of: financial futures contracts

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17

13  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $108.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets. As sub-adviser Neuberger Berman Fixed Income LLC ("NBFI") receives a monthly fee paid by Management. The Fund does not pay a fee directly to NBFI for such services.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2015 to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2012, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, there was no repayment to Management under its contractual expense limitation. At December 31, 2012, the Fund had no contingent liability to Management under its contractual expense limitation.

NBFI, as the sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of NBFI and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

18

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the year ended December 31, 2012 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$73,737,472	$79,619,669	$57,202,965	$119,947,714

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2012 and December 31, 2011 was as follows:

	For the Year Ended December 31,
	2012	2011
Shares Sold	2,696,181	2,071,645
Shares Issued on Reinvestment of Dividends and Distributions	645,209	924,335
Shares Redeemed	(5,402,599)	(5,895,200)
Total	(2,061,209)	(2,899,220)

Note E—Line of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

19

Financial Highlights
Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.79	$11.20	$11.22	$10.71	$13.00
Income From Investment Operations:
Net Investment Income (Loss)‡	.13	.19	.24	.43	.53
Net Gains or Losses on Securities (both realized and unrealized)	.37	(.16)	.36	.98	(2.23)
Total From Investment Operations	.50	.03	.60	1.41	(1.70)
Less Distributions From:
Net Investment Income	(.34)	(.44)	(.62)	(.90)	(.59)
Net Asset Value, End of Year	$10.95	$10.79	$11.20	$11.22	$10.71
Total Return††	4.61%	.29%	5.28%	13.33%	(13.43)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$226.6	$245.6	$287.3	$350.0	$445.5
Ratio of Gross Expenses to Average Net Assets#	.82%	.81%	.81%	.79%	.74%
Ratio of Net Expenses to Average Net Assets§	.82%	.81%	.81%	.79%	.74%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.20%	1.73%	2.07%	3.87%	4.35%
Portfolio Turnover Rate	67%	74%	70%	47%	46%
See Notes to Financial Highlights

20

Notes to Financial Highlights Short Duration Bond Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
.82%	.81%	.81%	.79%	.74%

21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Short Duration Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Short Duration Bond Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Bond Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

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Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and NBFI. The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Short Duration Bond Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting

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and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management had provided. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable non-proprietary funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the management fee. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to NBFI, the Board noted that this fee is "at cost."

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and NBFI's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

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Neuberger Berman
Advisers Management Trust
Small Cap Growth Portfolio

S Class Shares
Annual Report
December 31, 2012

D0081 02/13

Small Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Small Cap Growth Portfolio generated an 8.82% total return for the fiscal year ended December 31, 2012, but underperformed its benchmark, the Russell 2000® Growth Index, which returned 14.59% for the same period.

The down-to-the-wire fiscal cliff negotiations and resulting deal were a fitting end to a year plagued by political acrimony and economic uncertainty. While the hard fought, but ultimately underwhelming, compromise does address several pertinent tax and entitlement issues, we believe this "not so grand bargain" falls far short of addressing the broader issues around our country's debt ceiling, budget imbalance and credit rating. From our perspective, the risk was never really about going over the cliff, but rather the failure to reach a comprehensive and forward-thinking solution in a reasonable period of time. Unfortunately, that risk still remains.

Setting aside the dysfunctional nature of Washington and the seemingly perpetual "walls of worry," it's important to remember that 2012 actually hosted a positive environment for equities. Highlighted by attractive valuations, solid earnings and efficient bottom-lines, the market rewarded the patience of domestic equity investors with attractive returns overall.

Stylistically, the first three quarters of 2012 were generally receptive to our typical portfolio holdings, which are generally characterized by higher sales and earnings growth, strong bottom-line fundamentals and elevated expectations and, as a result, higher valuations. However, the fourth quarter ushered in a "risk-off" environment, fueled by political and fiscal uncertainty in our opinion, in which the market indiscriminately rotated away from our typical types of holdings. The end result was that our higher P/E and higher growth companies broadly underperformed, resulting in a negative portfolio return for the fourth quarter.

For the year, stock selection was the main driver of performance for the Portfolio. The leading contributor to performance was Ultimate Software Group, a provider of human capital management and employment life cycle software-as-a-service (SaaS) solutions that benefitted from the market's increased interest in SaaS offerings. Other positive contributors to performance included Ulta Salon, an operator of specialty retail stores focused on cosmetic, hair and skin care products, which continued to benefit as consumers traded down from higher-end retail options, and Smart Balance (now Boulder Brands), a manufacturer of health-focused food products, which benefited from surging interest in gluten-free food.

The market reacted positively to CoreLogic, a provider of property, financial and consumer analytics services, which benefited from restructuring efficiencies and the housing market's upturn. Additionally, the Portfolio benefited from merger activity as Ariba, a provider of collaborative business solutions, and Zoll Medical, a developer of cardiopulmonary resuscitation devices, were acquired at a premium. SXC Health Solutions (now Catamaran) also excelled as it acquired and merged with a key competitor. (Ariba, Zoll and SXC were sold during the fiscal year.)

Stock selection within Health Care was generally weak as HMS Holdings, a provider of health care cost containment and audit services, MAKO Surgical, a marketer of robotic and minimally invasive orthopedic implant procedures, and NuVasive, a developer of minimally disruptive surgical products and procedures for the spine, all detracted from performance. The uncertainty surrounding the health care spending mandate negatively impacted HMS, while MAKO saw new equipment placement fall short of expectations and NuVasive missed earnings and significantly lowered guidance.

Our Energy holdings also struggled as downward pressure on prices and demand hurt Rosetta Resources and Energy XXI (Bermuda) Ltd., both focused on onshore exploration and production.

Finally, Liquidity Services, an automated online auction marketplace for bulk, government and salvage assets, disappointed with disclosure of a strategic capital reinvestment related to a recent acquisition, while ACCO Brands Corporation, a producer of office products, faltered with a sustained slowdown in the office merchandise resale industry. For the year, ACCO Brands was the leading detractor to performance. With the exception of Rosetta Resources, we sold all of the aforementioned detractors during the fiscal year.

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Based on our expectations for the beginning of 2013, our current view is that we are likely to remain overweighted in Consumer Discretionary, Information Technology and Industrials and underweighted in Health Care, Financials and Materials.

As we look ahead into the New Year, we just can't quite shake that feeling of déjà vu. We are once again faced with dire deadlines complicated by substantial ideological differences, an acrimonious political environment and an appalling disregard for effective political compromise. While the confidence and market gains from the year-end cliff deal may prove fleeting, we feel it is important to revisit a lesson of 2012—don't underestimate the resiliency of both our economy and the financial markets. We currently believe valuations are reasonable and that higher-quality companies offering competitive attributes, along with compelling top-line growth that efficiently translates through to the bottom line, will be rewarded by a market that is seeking positive differentiation. To that end, and in spite of the uncertainty that lies ahead, we remain cautiously optimistic that 2013 can be another positive year for small cap equities.

Sincerely,

DAVID H. BURSHTAN

PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio in set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

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Small Cap Growth Portfolio (Unaudited)
SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	18.7%
Consumer Staples	4.3
Energy	5.2
Financials	7.1
Health Care	19.4
Industrials	16.1
Information Technology	26.0
Materials	3.2
Short-Term Investments	0.0
Total	100.0%
PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2012
	Date	1 Year	5 Years	10 Years	Life of Fund
Small Cap Growth Portfolio Class S	07/12/2002	8.82%	–0.88%	3.84%	3.58%
Russell 2000® Growth Index1,2		14.59%	3.49%	9.80%	8.75%
Russell 2000® Index1,2		16.35%	3.56%	9.72%	8.45%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

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Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 total market capitalization. As of the latest reconstitution, the market capitalization of the smallest company included in the Russell 2000 Index was roughly $101 million. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12
Class S	$1,000.00	$1,003.00	$7.05
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,018.10	$7.10

*  Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Small Cap Growth Portfolio
NUMBER OF SHARES		VALUE†
Common Stocks (98.8%)
Aerospace & Defense (3.9%)
7,600	DigitalGlobe, Inc.	$185,744	*
4,200	HEICO Corp.	187,992
6,500	Hexcel Corp.	175,240	*
		548,976
Air Freight & Logistics (1.0%)
8,100	Echo Global Logistics, Inc.	145,557	*
Biotechnology (1.9%)
7,700	Alkermes PLC	142,604	*
3,100	Cubist Pharmaceuticals, Inc.	130,386	*
		272,990
Chemicals (3.1%)
5,900	American Vanguard Corp.	183,313
3,100	Chemtura Corp.	65,906	*
4,900	Minerals Technologies, Inc.	195,608
		444,827
Commercial Banks (4.2%)
4,700	SCBT Financial Corp.	188,846
2,900	Signature Bank	206,886	*
4,600	Texas Capital Bancshares, Inc.	206,172	*
		601,904
Commercial Services & Supplies (3.9%)
9,300	Healthcare Services Group, Inc.	216,039
13,200	InnerWorkings, Inc.	181,896	*
5,900	Tetra Tech, Inc.	156,055	*
		553,990
Communications Equipment (2.3%)
8,600	Aruba Networks, Inc.	178,450	*
9,100	Ixia	154,518	*
		332,968
Computers & Peripherals (1.6%)
2,900	Stratasys Ltd.	232,435	*
Diversified Consumer Services (1.0%)
3,100	Steiner Leisure Ltd.	149,389	*
Diversified Financial Services (1.5%)
10,800	Marlin Business Services Corp.	216,648
NUMBER OF SHARES		VALUE†
Electrical Equipment (2.9%)
6,400	Generac Holdings, Inc.	$219,584
4,100	Polypore International, Inc.	190,650	*
		410,234
Food & Staples Retailing (2.9%)
3,000	PriceSmart, Inc.	231,150
3,300	United Natural Foods, Inc.	176,847	*
		407,997
Food Products (1.4%)
14,900	Boulder Brands, Inc.	192,210	*
Health Care Equipment & Supplies (7.8%)
4,100	Cyberonics, Inc.	215,373	*
13,800	DexCom, Inc.	187,818	*
11,400	Endologix, Inc.	162,336	*
3,700	ICU Medical, Inc.	225,441	*
9,300	Quidel Corp.	173,631	*
6,400	Volcano Corp.	151,104	*
		1,115,703
Health Care Providers & Services (7.0%)
8,300	Acadia Healthcare Co., Inc.	193,639	*
5,400	Air Methods Corp.	199,206
6,100	Hanger, Inc.	166,896	*
2,100	MWI Veterinary Supply, Inc.	231,000	*
7,400	U.S. Physical Therapy, Inc.	203,796
		994,537
Hotels, Restaurants & Leisure (2.1%)
8,800	Bloomin' Brands, Inc.	137,632	*
13,300	Orient-Express Hotels Ltd. Class A	155,477	*
		293,109
Internet & Catalog Retail (1.1%)
2,800	HSN, Inc.	154,224
Internet Software & Services (2.6%)
5,400	Cornerstone OnDemand, Inc.	159,462	*
2,300	CoStar Group, Inc.	205,551	*
		365,013
IT Services (5.8%)
5,600	CoreLogic, Inc.	150,752	*
7,500	EPAM Systems, Inc.	135,750	*
8,900	InterXion Holding NV	211,464	*
2,700	MAXIMUS, Inc.	170,694
9,900	Virtusa Corp.	162,657	*
		831,317
See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Leisure Equipment & Products (1.1%)
5,500	Brunswick Corp.	$159,995
Life Sciences Tools & Services (1.0%)
5,200	ICON PLC	144,352	*
Machinery (1.5%)
7,500	TriMas Corp.	209,700	*
Media (1.4%)
12,000	Lions Gate Entertainment Corp.	196,800	*
Oil, Gas & Consumable Fuels (5.2%)
7,100	Bonanza Creek Energy, Inc.	197,309	*
16,000	Kodiak Oil & Gas Corp.	141,600	*
6,400	Oasis Petroleum, Inc.	203,520	*
4,200	Rosetta Resources, Inc.	190,512	*
		732,941
Pharmaceuticals (1.5%)
15,800	Akorn, Inc.	211,088	*
Real Estate Management & Development (1.2%)
2,100	Jones Lang LaSalle, Inc.	176,274
Road & Rail (1.4%)
5,850	Old Dominion Freight Line, Inc.	200,538	*
Semiconductors & Semiconductor Equipment (2.2%)
4,400	Cavium, Inc.	137,324	*
4,300	Silicon Laboratories, Inc.	179,783	*
		317,107
Software (11.1%)
15,000	Accelrys, Inc.	135,750	*
5,500	Aspen Technology, Inc.	152,020	*
8,000	Bottomline Technologies, Inc.	211,120	*
2,500	CommVault Systems, Inc.	174,275	*
14,900	Guidance Software, Inc.	176,863	*
3,000	NetSuite, Inc.	201,900	*
5,100	Tyler Technologies, Inc.	247,044	*
2,900	Ultimate Software Group, Inc.	273,789	*
		1,572,761

NUMBER OF SHARES		VALUE†
Specialty Retail (11.8%)
4,000	ANN, Inc.	$135,360	*
3,400	Cabela's, Inc.	141,950	*
8,400	Chico's FAS, Inc.	155,064
3,400	Hibbett Sports, Inc.	179,180	*
4,600	Lithia Motors, Inc. Class A	172,132
10,400	Tile Shop Holdings, Inc.	175,032	*
11,300	Tilly's, Inc. Class A	152,437	*
2,100	Tractor Supply Co.	185,556
2,200	Ulta Salon Cosmetics & Fragrance, Inc.	216,172
2,900	Vitamin Shoppe, Inc.	166,344	*
		1,679,227
Trading Companies & Distributors (1.4%)
14,200	AerCap Holdings NV	194,824	*
	Total Common Stocks (Cost $13,220,794)	14,059,635
Short-Term Investments (0.0%)
1	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1)	1
	Total Investments (98.8%) (Cost $13,220,795)	14,059,636	##
	Cash, receivables and other assets, less liabilities (1.2%)	164,991
	Total Net Assets (100.0%)	$14,224,627
See Notes to Schedule of Investments

7

Notes to Schedule of Investments Small Cap Growth Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local

See Notes to Financial Statements

8

Notes to Schedule of Investments Small Cap Growth Portfolio (cont'd)
currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$14,059,635	$—	$—	$14,059,635
Short-Term Investments	—	1	—	1
Total Investments	$14,059,635	$1	$—	$14,059,636

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2012.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $13,287,777. Gross unrealized appreciation of investments was $929,623 and gross unrealized depreciation of investments was $157,764, resulting in net unrealized appreciation of $771,859, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
SMALL CAP GROWTH PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$14,059,636
Interest receivable	24
Receivable for securities sold	254,563
Receivable for Fund shares sold	55,083
Receivable from Management—net (Note B)	2,243
Prepaid expenses and other assets	128
Total Assets	14,371,677
Liabilities
Due to custodian	1,288
Payable for securities purchased	80,429
Payable for Fund shares redeemed	997
Payable to investment manager (Note B)	10,262
Accrued expenses and other payables	54,074
Total Liabilities	147,050
Net Assets	$14,224,627
Net Assets consist of:
Paid-in capital	$16,165,660
Accumulated net realized gains (losses) on investments	(2,779,874)
Net unrealized appreciation (depreciation) in value of investments	838,841
Net Assets	$14,224,627
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,077,369
Net Asset Value, offering and redemption price per share	$13.20
*Cost of Investments	$13,220,795
See Notes to Financial Statements

10

Statement of Operations
Neuberger Berman Advisers Management Trust
SMALL CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$81,859
Interest income—unaffiliated issuers	489
Foreign taxes withheld	(128)
Total income	$82,220
Expenses:
Investment management fees (Note B)	135,084
Administration fees (Note B)	47,677
Distribution fees (Note B)	39,731
Audit fees	43,535
Custodian fees	16,900
Insurance expense	1,176
Legal fees	8,070
Shareholder reports	11,966
Trustees' fees and expenses	50,762
Miscellaneous	1,037
Total expenses	355,938
Expenses reimbursed by Management (Note B)	(133,197)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	222,740
Net investment income (loss)	$(140,520)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,434,113
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	163,581
Net gain (loss) on investments	1,597,694
Net increase (decrease) in net assets resulting from operations	$1,457,174
See Notes to Financial Statements

11

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	SMALL CAP GROWTH PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(140,520)	$(217,898)
Net realized gain (loss) on investments	1,434,113	2,755,275
Change in net unrealized appreciation (depreciation) of investments	163,581	(3,317,347)
Net increase (decrease) in net assets resulting from operations	1,457,174	(779,970)
From Fund Share Transactions (Note D):
Proceeds from shares sold	2,765,400	16,549,002
Payments for shares redeemed	(6,426,319)	(20,324,016)
Net increase (decrease) from Fund share transactions	(3,660,919)	(3,775,014)
Net Increase (Decrease) in Net Assets	(2,203,745)	(4,554,984)
Net Assets:
Beginning of year	16,428,372	20,983,356
End of year	$14,224,627	$16,428,372
Undistributed net investment income (loss) at end of year	$—	$—
See Notes to Financial Statements

12

Notes to Financial Statements Small Cap Growth Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on

13

various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to net operating losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(140,520)	$140,520	$—

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$771,859	$(2,712,892)	$—	$(1,941,033)

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$2,712,892

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $1,376,857.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

14

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $1.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the

15

annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2015 to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2012, such excess expenses amounted to $133,197. The Fund has agreed to repay Management through December 31, 2018 for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, there was no repayment to Management under its contractual expense limitation. At December 31, 2012, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2013	2014	2015	Total
$137,598	$153,311	$133,197	$424,106

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

For the year ended December 31, 2012, there were purchase and sale transactions (excluding short-term securities) of $44,151,388 and $48,091,609, respectively.

For the year ended December 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2012 and December 31, 2011 was as follows:

	For the Year Ended December 31,
	2012	2011
Shares Sold	211,645	1,265,572
Shares Redeemed	(488,996)	(1,621,981)
Total	(277,351)	(356,409)

Note E—Line of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

17

Financial Highlights
Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$12.13	$12.26	$10.25	$8.35	$14.50
Income From Investment Operations:
Net Investment Income (Loss)‡	(.12)	(.14)	(.12)	(.09)	(.11)
Net Gains or Losses on Securities (both realized and unrealized)	1.19	.01	2.13	1.99	(5.60)§§
Total From Investment Operations	1.07	(.13)	2.01	1.90	(5.71)
Less Distributions From:
Net Capital Gains	—	—	—	—	(.44)
Tax Return of Capital	—	—	—	—	(.00)
Total Distributions	—	—	—	—	(.44)
Net Asset Value, End of Year	$13.20	$12.13	$12.26	$10.25	$8.35
Total Return††	8.82%	(1.06)%	19.61%	22.75%	(39.47)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$14.2	$16.4	$21.0	$16.0	$12.6
Ratio of Gross Expenses to Average Net Assets#	2.24%	2.20%	2.27%	2.46%	1.97%
Ratio of Net Expenses to Average Net Assets§	1.40%	1.41%	1.40%	1.42%	1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.88)%	(1.11)%	(1.15)%	(1.08)%	(.92)%
Portfolio Turnover Rate	282%	279%	243%	300%	323%
See Notes to Financial Highlights

18

Notes to Financial Highlights Small Cap Growth Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
1.40%	1.41%	1.40%	1.42%	1.43%

§§  Included in this net loss is a voluntary reimbursement from Management for brokerage commissions from March 25, 2008 to April 15, 2008, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Small Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

20

Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President—Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Small Cap Growth Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies

29

and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the profitability of Management and its affiliates from their association with the Fund and noted that Management incurred a loss on the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Neuberger Berman
Advisers Management Trust
Socially Responsive Portfolio

I Class Shares
S Class Shares
Annual Report
December 31, 2012

B1017 02/13

Socially Responsive Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio Class I generated a total return of 10.98% for the fiscal year ended December 31, 2012, but underperformed its benchmark, the S&P 500 Index, which returned 16.00% for the same period. Returns for the Portfolio's Class I and Class S shares are provided on page three.

During 2012, the market responded more to macroeconomic events and perceptions than company fundamentals. Instead of rewarding companies performing well as businesses, with fundamentals like balance sheet strength, steady earnings, and high free cash flows that allow them to perform well in a slow growth economy, the market rotated quickly between "risk on" and "risk off" sentiment.

For instance, equity investors sought the visibility of return offered by dividend paying stocks when confronted with the uncertainty created by a potential U.S. debt default or of Greece exiting the eurozone. Conversely, the market favored more cyclical areas as central bank activity and slight improvements in consumer confidence and the housing sector encouraged investors during the fall.

As 2012 ended, our Portfolio began to benefit on a relative basis, potentially an early sign that investor sentiment is now shifting towards businesses that can deliver steady growth in a slow growth environment—a key characteristic of our portfolio companies since this cycle began in 2008.

Throughout the year, we continued to manage a portfolio of very high-quality businesses that, with few exceptions, delivered in line with or exceeded expectations. In light of current global debt issues, we also managed with an eye on "fat tail risk"—the potential for debt-driven deflation and recession on one hand, and for inflation triggered by the policy response to the debt crisis on the other.

We further tightened already high standards for free cash flow and balance sheet strength, focusing on well-funded businesses that we believe could survive without access to new capital, and that potentially could exit a downturn in stronger shape by outperforming weaker competitors. Many of our portfolio companies are also positioned for an inflationary possibility, with business models that we believe allow them to pass through cost increases should price inflation become an issue.

While almost all of our portfolio companies performed well as businesses throughout 2012, the Portfolio benefited most from stock selection within the Consumer Discretionary sector—where holdings such as Scripps Networks and Comcast delivered excellent results. Consumer Staples holdings also outperformed, with both McCormick and Unilever being notable performers, as did holdings in Health Care, including Covidien and Roche. Having avoided the very weak Utilities sector was another relative benefit.

Allocations within the Energy, Financials and Information Technology (IT) sectors were relative headwinds to performance. In Energy, two holdings disappointed on reduced production guidelines for 2013. In Financials, where credit-sensitive financial firms and money center banks outperformed with a late year rally, our conscious lack of exposure in the sector impeded relative performance—an exposure conviction that currently continues due to concerns over regulatory risk, business model risk and transparency. We believe our underperformance was a timing issue and that our mix of Financials holdings—which includes asset managers, insurers and exchanges—could outperform over time. Within IT, not owning Apple was a relative headwind for much of the year.

We managed the Portfolio fairly actively this year, especially in recent months. We sold Newfield Exploration, one of our Energy detractors, as well as strong contributors Charles Schwab and Comcast. In Schwab's case, we saw pressure on earnings potential from an extended low interest rate environment. We sold Comcast as its stock, in our estimation, became more fully valued.

1

New purchases included BorgWarner and Newell Rubbermaid. BorgWarner supplies emissions and fuel efficiency components to the automotive sector. With a strong balance sheet and growing global demand for clean combustion and improved fuel efficiency, we presently see the potential for outperformance over time.

Newell Rubbermaid—owner of global brands including Rubbermaid, Irwin, Lenox, Parker, Paper-Mate, Sharpie, Graco and more—could become a turnaround story. We currently believe its experienced new management team can successfully restructure the business through moves such as increasing international exposure, reducing redundant overhead and centralizing decision making. Newell intends to reduce its operational environmental footprint while focusing efforts on providing innovative products with environmental, health and hygiene benefits for the rising middle class in emerging markets.

While we trailed the index for the year, we remain pleased with our portfolio holdings and positioning. By and large, the businesses we own have outperformed in a slow growth world, executing on their strategies and providing steady or growing earnings since the 2008 recession.

As debt issues abroad and in the U.S. are likely to remain with us for the indefinite future, we anticipate ongoing uncertainty will influence near term trends in the financial markets. So while the types of stocks favored by the market may continue to rotate quickly, we will stay focused on quality companies delivering advantaged growth, and which we believe are positioned to outperform as businesses through the environment that unfolds. Within a longer-term strategy, we believe the relatively positive earnings development of our portfolio companies in 2012 could serve as fuel for relative outperformance in the periods ahead, especially in a subdued growth environment.

Sincerely,

ARTHUR MORETTI AND INGRID DYOTT

PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

Opinions expressed are as of the date herein and are subject to change without notice. This material is not intended to be a formal research report and should not be construed as an offer to sell or the solicitation of an offer to buy any security.

2

Socially Responsive Portfolio (Unaudited)
SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.7%
Consumer Staples	11.6
Energy	11.2
Financials	15.8
Health Care	9.3
Industrials	15.7
Information Technology	17.4
Materials	4.3
Short-Term Investments	3.0
Total	100.0%
PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 12/31/2012
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Socially Responsive Portfolio Class I	02/18/1999	10.98%	1.01%	7.67%	4.94%
Socially Responsive Portfolio Class S2	05/01/2006	10.74%	0.93%	7.58%	4.89%
S&P 500 Index1,3		16.00%	1.66%	7.10%	2.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Portfolio's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes (Unaudited)
1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/12
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During the Period* 7/1/12 – 12/31/12	Expense Ratio
Class I	$1,000.00	$1,071.00	$5.36	1.03%
Class S	$1,000.00	$1,070.30	$6.09	1.17%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.96	$5.23	1.03%
Class S	$1,000.00	$1,019.25	$5.94	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

5

Schedule of Investments Socially Responsive Portfolio
NUMBER OF SHARES		VALUE†
Common Stocks (96.9%)
Auto Components (2.2%)
65,055	BorgWarner, Inc.	$4,659,239	*
Capital Markets (4.1%)
20,550	BlackRock, Inc.	4,247,890
154,740	Lazard Ltd. Class A	4,617,442
		8,865,332
Chemicals (1.9%)
57,810	Ecolab, Inc.	4,156,539
Commercial Services & Supplies (1.6%)
159,910	Herman Miller, Inc.	3,425,272
Consumer Finance (3.0%)
112,915	American Express Co.	6,490,354
Diversified Financial Services (4.7%)
75,142	CME Group, Inc.	3,810,451
51,747	IntercontinentalExchange, Inc.	6,406,796	*
		10,217,247
Electronic Equipment, Instruments & Components (2.6%)
216,840	National Instruments Corp.	5,596,640
Energy Equipment & Services (2.8%)
105,950	Cameron International Corp.	5,981,937	*
Food Products (8.2%)
64,595	J.M. Smucker Co.	5,570,673
64,005	McCormick & Co., Inc.	4,066,238
210,665	Unilever NV	8,068,469
		17,705,380
Health Care Equipment & Supplies (6.0%)
79,380	Becton, Dickinson & Co.	6,206,722
115,730	Covidien PLC	6,682,250
		12,888,972
Household Durables (2.0%)
195,950	Newell Rubbermaid, Inc.	4,363,807
Household Products (3.4%)
107,410	Procter & Gamble Co.	7,292,065
NUMBER OF SHARES		VALUE†
Industrial Conglomerates (8.0%)
70,650	3M Co.	$6,559,852
190,590	Danaher Corp.	10,653,981
		17,213,833
Industrial Gases (1.8%)
34,505	Praxair, Inc.	3,776,572
Insurance (3.9%)
399,805	Progressive Corp.	8,435,886
Internet Software & Services (3.3%)
9,951	Google, Inc. Class A	7,058,941	*
IT Services (1.5%)
6,621	MasterCard, Inc. Class A	3,252,765
Machinery (2.4%)
86,265	Pall Corp.	5,198,329
Media (2.8%)
103,170	Scripps Networks Interactive, Inc. Class A	5,975,606
Multiline Retail (1.9%)
69,900	Target Corp.	4,135,983
Oil, Gas & Consumable Fuels (8.5%)
403,222	BG Group PLC	6,725,660
94,775	Cimarex Energy Co.	5,471,361
59,550	Noble Energy, Inc.	6,058,617
		18,255,638
Pharmaceuticals (3.3%)
35,206	Roche Holding AG	7,117,989
Road & Rail (1.8%)
63,225	J.B. Hunt Transport Services, Inc.	3,775,165
Semiconductors & Semiconductor Equipment (10.0%)
313,435	Altera Corp.	10,794,701
346,340	Texas Instruments, Inc.	10,715,760
		21,510,461
Specialty Chemicals (0.6%)
49,425	Novozymes A/S B Shares	1,403,009
Specialty Retail (2.7%)
66,081	O'Reilly Automotive, Inc.	5,908,963	*
See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (1.9%)
20,740	W.W. Grainger, Inc.	$4,197,154
	Total Common Stocks (Cost $175,618,418)	208,859,078
Short-Term Investments (2.9%)
6,172,605	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $6,172,605)	6,172,605
PRINCIPAL AMOUNT
Certificates of Deposit (0.1%)
$100,000	Self Help Credit Union, 0.50%, due 1/24/13	100,000
100,000	Self Help Credit Union, 0.50%, due 1/29/13	100,000
	Total Certificates of Deposit (Cost $200,000)	200,000	#
	Total Investments (99.9%) (Cost $181,991,023)	215,231,683	##
	Cash, receivables and other assets, less liabilities (0.1%)	174,951
	Total Net Assets (100.0%)	$215,406,634
See Notes to Schedule of Investments

7

Notes to Schedule of Investments Socially Responsive Portfolio
†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in State Street Institutional Treasury Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide

See Notes to Financial Statements

8

Notes to Schedule of Investments Socially Responsive Portfolio (cont'd)
adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2012:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Auto Components	$4,659,239	$—	$—	$4,659,239
Capital Markets	8,865,332	—	—	8,865,332
Chemicals	4,156,539	—	—	4,156,539
Commercial Services & Supplies	3,425,272	—	—	3,425,272
Consumer Finance	6,490,354	—	—	6,490,354
Diversified Financial Services	10,217,247	—	—	10,217,247
Electronic Equipment, Instruments & Components	5,596,640	—	—	5,596,640
Energy Equipment & Services	5,981,937	—	—	5,981,937
Food Products	17,705,380	—	—	17,705,380
Health Care Equipment & Supplies	12,888,972	—	—	12,888,972
Household Durables	4,363,807	—	—	4,363,807
Household Products	7,292,065	—	—	7,292,065
Industrial Conglomerates	17,213,833	—	—	17,213,833
Industrial Gases	3,776,572	—	—	3,776,572
Insurance	8,435,886	—	—	8,435,886
Internet Software & Services	7,058,941	—	—	7,058,941
IT Services	3,252,765	—	—	3,252,765
Machinery	5,198,329	—	—	5,198,329
Media	5,975,606	—	—	5,975,606
Multiline Retail	4,135,983	—	—	4,135,983
Oil, Gas & Consumable Fuels	11,529,978	6,725,660	—	18,255,638
Pharmaceuticals	—	7,117,989	—	7,117,989
Road & Rail	3,775,165	—	—	3,775,165
Semiconductors & Semiconductor Equipment	21,510,461	—	—	21,510,461
Specialty Chemicals	—	1,403,009	—	1,403,009
Specialty Retail	5,908,963	—	—	5,908,963
Trading Companies & Distributors	4,197,154	—	—	4,197,154
Total Common Stocks	193,612,420	15,246,658	—	208,859,078
Short-Term Investments	—	6,172,605	—	6,172,605
Certificates of Deposit	—	200,000	—	200,000
Total Investments	$193,612,420	$21,619,263	$—	$215,231,683
See Notes to Financial Statements

9

Notes to Schedule of Investments Socially Responsive Portfolio (cont'd)
As of the year ending December 31, 2012, certain foreign equity securities were transferred from Level 1 to Level 2 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of December 31, 2011, $13,987,518 was transferred from Level 1 to Level 2.

#  At cost, which approximates market value.

##  At December 31, 2012, the cost of investments for U.S. federal income tax purposes was $182,380,760. Gross unrealized appreciation of investments was $34,232,233 and gross unrealized depreciation of investments was $1,381,310, resulting in net unrealized appreciation of $32,850,923, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
SOCIALLY RESPONSIVE PORTFOLIO
December 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$215,231,683
Dividends and interest receivable	117,420
Receivable for Fund shares sold	423,305
Prepaid expenses and other assets	2,515
Total Assets	215,774,923
Liabilities
Payable for Fund shares redeemed	121,276
Payable to investment manager (Note B)	99,623
Payable to administrator—net (Note B)	62,919
Accrued expenses and other payables	84,471
Total Liabilities	368,289
Net Assets	$215,406,634
Net Assets consist of:
Paid-in capital	$200,623,628
Undistributed net investment income (loss)	1,845,780
Accumulated net realized gains (losses) on investments	(20,304,018)
Net unrealized appreciation (depreciation) in value of investments	33,241,244
Net Assets	$215,406,634
Net Assets
Class I	$148,658,213
Class S	66,748,421
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	9,357,992
Class S	4,193,035
Net Asset Value, offering and redemption price per share
Class I	$15.89
Class S	15.92
*Cost of Investments	$181,991,023
See Notes to Financial Statements

11

Statement of Operations
Neuberger Berman Advisers Management Trust
SOCIALLY RESPONSIVE PORTFOLIO
For the Year Ended December 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,125,543
Interest income—unaffiliated issuers	1,598
Foreign taxes withheld	(87,661)
Total income	$4,039,480
Expenses:
Investment management fees (Note B)	1,109,549
Administration fees (Note B):
Class I	389,545
Class S	215,664
Distribution fees (Note B):
Class S	179,720
Audit fees	43,535
Custodian fees	85,474
Insurance expense	10,867
Legal fees	102,739
Shareholder reports	67,740
Trustees' fees and expenses	50,935
Miscellaneous	8,603
Total expenses	2,264,371
Expenses reimbursed by Management (Note B)	(80,791)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(35)
Total net expenses	2,183,545
Net investment income (loss)	$1,855,935
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,838,035
Foreign currency	(9,319)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	15,661,861
Foreign currency	1,021
Net gain (loss) on investments	18,491,598
Net increase (decrease) in net assets resulting from operations	$20,347,533
See Notes to Financial Statements

12

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	SOCIALLY RESPONSIVE PORTFOLIO
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,855,935	$434,659
Net realized gain (loss) on investments	2,828,716	2,435,202
Change in net unrealized appreciation (depreciation) of investments	15,662,882	(9,287,434)
Net increase (decrease) in net assets resulting from operations	20,347,533	(6,417,573)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(316,032)	(361,073)
Class S	(69,241)	(194,031)
Total distributions to shareholders	(385,273)	(555,104)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	44,470,837	47,741,592
Class S	8,088,806	15,494,093
Proceeds from reinvestment of dividends and distributions:
Class I	316,032	361,073
Class S	69,241	194,031
Payments for shares redeemed:
Class I	(17,255,217)	(18,963,501)
Class S	(19,278,046)	(14,940,554)
Net increase (decrease) from Fund share transactions	16,411,653	29,886,734
Net Increase (Decrease) in Net Assets	36,373,913	22,914,057
Net Assets:
Beginning of year	179,032,721	156,118,664
End of year	$215,406,634	$179,032,721
Undistributed net investment income (loss) at end of year	$1,845,780	$384,437
See Notes to Financial Statements

13

Notes to Financial Statements Socially Responsive Portfolio
Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2012 was $61,994.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009-2011. As of December 31, 2012, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(9,319)	$9,319

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$385,273	$555,104	$—	$—	$385,273	$555,104

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,845,780	$32,851,507	$(19,914,281)	$—	$14,783,006

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$937,150	$18,977,131

15

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

Under current tax law, the use of these losses to offset future gains may be limited.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $2,769,051.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2012, the impact of this arrangement was a reduction of expenses of $35.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

16

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Year Ended December 31, 2012
Class I	1.30%	12/31/15	$—
Class S	1.17%	12/31/15	80,791

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2018 for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2012, there was no repayment to Management under its contractual expense limitation. At December 31, 2012, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At December 31, 2012, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2013	2014	2015	Total
Class S	$99,087	$99,870	$80,791	$279,748

17

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended December 31, 2012, there were purchase and sale transactions (excluding short-term securities) of $75,079,824 and $57,387,253, respectively.

During the year ended December 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2012 and December 31, 2011 was as follows:

For the Year Ended December 31, 2012

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,911,190	20,104	(1,123,918)	1,807,376
Class S	524,847	4,397	(1,246,753)	(717,509)

For the Year Ended December 31, 2011

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	3,225,244	25,791	(1,301,064)	1,949,971
Class S	1,021,698	13,820	(1,019,325)	16,193

Note E—Line of Credit:

At December 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which

18

each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2012. During the year ended December 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

19

Financial Highlights
Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$14.35	$14.86	$12.10	$9.39	$17.91
Income From Investment Operations:
Net Investment Income (Loss)‡	.15	.04	.06	.01	.11
Net Gains or Losses on Securities (both realized and unrealized)	1.43	(.50)	2.70	2.93	(7.13)
Total From Investment Operations	1.58	(.46)	2.76	2.94	(7.02)
Less Distributions From:
Net Investment Income	(.04)	(.05)	(.00)	(.23)	(.34)
Net Capital Gains	—	—	—	—	(1.16)
Total Distributions	(.04)	(.05)	(.00)	(.23)	(1.50)
Net Asset Value, End of Year	$15.89	$14.35	$14.86	$12.10	$9.39
Total Return††	10.98%	(3.08)%	22.85%	31.43%	(39.44)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$148.7	$108.4	$83.2	$64.5	$51.6
Ratio of Gross Expenses to Average Net Assets#	1.03%	1.06%	1.08%	1.15%	.92%
Ratio of Net Expenses to Average Net Assets§	1.03%	1.06%	1.08%	1.15%	.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	.98%	.29%	.48%	.06%	.70%
Portfolio Turnover Rate	30%	20%	41%	34%	41%
See Notes to Financial Highlights

20

Financial Highlights (cont'd)
Class S
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$14.39	$14.90	$12.14	$9.41	$17.86
Income From Investment Operations:
Net Investment Income (Loss)‡	.13	.03	.05	.00	.06
Net Gains or Losses on Securities (both realized and unrealized)	1.42	(.50)	2.71	2.94	(7.06)
Total From Investment Operations	1.55	(.47)	2.76	2.94	(7.00)
Less Distributions From:
Net Investment Income	(.02)	(.04)	(.00)	(.21)	(.29)
Net Capital Gains	—	—	—	—	(1.16)
Total Distributions	(.02)	(.04)	(.00)	(.21)	(1.45)
Net Asset Value, End of Year	$15.92	$14.39	$14.90	$12.14	$9.41
Total Return††	10.74%	(3.15)%	22.76%	31.31%	(39.43)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$66.7	$70.6	$72.9	$58.2	$50.1
Ratio of Gross Expenses to Average Net Assets#	1.28%	1.31%	1.33%	1.40%	1.26%
Ratio of Net Expenses to Average Net Assets§	1.17%	1.17%	1.17%	1.18%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	.82%	.20%	.39%	.05%	.40%
Portfolio Turnover Rate	30%	20%	41%	34%	41%
See Notes to Financial Highlights

21

Notes to Financial Highlights Socially Responsive Portfolio
††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class actions proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Socially Responsive Portfolio Class I	1.03%	1.06%	1.08%	1.15%	.92%
Socially Responsive Portfolio Class S	1.17%	1.17%	1.17%	1.18%	1.17%

22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities of Socially Responsive Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 7, 2013

23

Trustee and Officer Information
The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Jack L. Rivkin (1940)	Trustee since 2002; President 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President - Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

31

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2012 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Socially Responsive Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding Neuberger Berman's personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board, including one meeting devoted primarily to reviewing and discussing Fund performance, to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

32

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of composite peer groups of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also reviewed performance during the period in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable non-proprietary funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the management fee. The Board also considered the contractual limit on Fund expenses undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. If so, the Board compared the fees charged to the Fund to the fees charged to any such other funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such other funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

33

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

ITEM 2.            CODE OF ETHICS

The Registrant’s Board of Trustees (“Board”) adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on February 28, 2007.  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3.            AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee.  The Registrant's audit committee financial experts are Martha C. Goss and George W. Morriss.  Ms. Goss and Mr. Morriss are independent trustees as defined by Form N-CSR.

ITEM 4.            PRINCIPAL ACCOUNTANT FEES AND SERVICES

The financial information provided below is that of the Registrant.  This Form N-CSR relates only to the Balanced, Small Cap Growth, Growth, Guardian, International, Short Duration Bond, Mid Cap Growth, Large Cap Value, Mid Cap Intrinsic Value and Socially Responsive Portfolios (collectively, the “Funds”).  Ernst & Young, LLP (“E&Y”) serves as the principal accountant for the Funds.

(a)-(d)	Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by E&Y for the Funds are listed below.

	2012	2011
Audit Fees	$373,600	$347,600
Audit-Related Fees	0	0
Tax Fees	81,850	75,850
All Other Fees	0	0

Audit Fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax Fees include amounts related to tax compliance, tax planning, and tax advice. All Other Fees include amounts for products and services not reported in Audit Fees, Audit-Related Fees and Tax Fees.

(e)	(1)
The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Audit Committee the power to pre-approve services between meetings of the Audit Committee.

	(2)	No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)		Not applicable.

(g)
The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by E&Y for non-audit services rendered to the Registrant, its investment adviser, and any affiliates of its investment adviser that provide ongoing services to the Registrant were $81,850 and $75,850, respectively.

(h)
All non-audit services rendered in (g) above were pre-approved by the Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, these services were considered by the Registrant’s Audit Committee and found to be compatible with maintaining the principal accountant's independence.

ITEM 5.            AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6.            SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11.            CONTROLS AND PROCEDURES

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second  fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.                      EXHIBITS

(a)	(1)	A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on February 28, 2007 (Investment Company Act file number 811-4255) and is incorporated herein by reference.

	(2)	The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

	(3)	Not applicable to the Registrant.

(b)
The certification required by Rule 30a-2(b) under the Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (“Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:	February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:	February 19, 2013

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:	February 19, 2013